Exhibit 10.2

[***Indicates omitted material that is the subject of a confidential treatment request filed separately with the Commission.]

SUBLEASE

THIS SUBLEASE (the “Sublease”) is made and entered into as of the 7th day of July, 2012 (“Effective Date”) between Mannatech, Incorporated, a Texas corporation ("Sublessor"), with its principal place of business at 600 S. Royal Lane, Suite 200, Coppell, Texas 75019 and Integrated Distribution and Logistics Direct, LLC (d/b/a SPE Express), an Arizona limited liability company (“Subtenant”), with its principal place of business at 1610 N. Kolb Rd., Tucson, AZ 85715.

RECITALS

A.           Sublessor operates a distribution center in connection with its primary business located at 445 S. Royal Lane, Ste. 800 Coppell, Texas 75019.  Sublessor and Subtenant have entered into that certain Asset Purchase Agreement dated as of July 7, 2012 for certain assets pertaining to the distribution operations on this same date (the “Asset Purchase Agreement”).

B.           Subtenant is in the business of fulfillment, shipping, distribution and logistical services. Pursuant to the closing of the Asset Purchase Agreement, Sublessee is entering into a Services Agreement with Sublessor, this same date, to provide the same for Sublessor’s North American fulfillment, shipping, distribution and logistical needs (the “Services Agreement”).

C.           Subtenant desires to sublease and use the Leased Premises (as defined below) for its distribution operations, and to effectuate its obligations under the Services Agreement pursuant to the terms thereof.

AGREEMENT

1. PREMISES: In accordance with that certain Lease Agreement dated May 29, 1997 between Sublessor and MEPC Quorum Properties II, Incorporated predecessor in interest to Texas Dugan Limited Partnership (“Landlord”), as amended November 6, 1997, September 22, 2005 and March 18, 2011 to date ( the “Prime Lease”), Sublessor leases from Landlord certain premises containing approximately 74,476 square feet in the aggregate ("Leased Premises”) in the building located at 445 S. Royal Lane, Ste. 800 Coppell, TX 75019. The Leased Premises are further described in the Prime Lease, a copy of which is attached hereto as Exhibit A and is incorporated by reference herein.

2. DEMISE: In accordance with this Sublease, Sublessor hereby subleases to Subtenant, and Subtenant hereby subleases from Sublessor, 73,036 square feet of the Leased Premises (“Subleased Premises”). The actual Subleased Premises is located within that portion of the Leased Premises identified by hatching on Exhibit B attached hereto.  Subtenant is subleasing all of the Leased Premises except for 1,440 square feet (the “Reserved Space”), as identified on Exhibit B.  Subject to the terms of the Prime Lease, at no additional charge to Subtenant (except such charges as may be included in Operating Costs in accordance with the terms of the Prime Lease), Subtenant shall have the right to use all associated common areas and shall have such other use and access rights as may be necessary for the exercise of its rights and the performance of its obligations hereunder, including, but not limited to, access to electrical, phone and data rooms, existing phone and data wiring infrastructure, and restrooms.

3. SUBLEASE: This Sublease is subject and subordinate to the Prime Lease and to the matters to which the Prime Lease is or shall be subject and subordinate.

4. TERM: The term of this Sublease shall commence July 7, 2012, and shall expire on
March 19, 2018 (the "Term"), unless sooner terminated in accordance with this Sublease.

5. PRIME LEASE: The Prime Lease is incorporated herein by reference so that, except to the extent that certain provisions of the Prime Lease are inapplicable or modified by this Sublease, or excluded below, each and every term, covenant and condition of the Prime Lease binding or inuring to the benefit of Landlord shall, in respect of the Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Prime Lease binding or inuring to the benefit of lessee thereunder shall, in respect to the Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in the Sublease, and as if the words “Lessor(s)” and “Lessee(s)”, or words of similar import, wherever the same appear in the Prime Lease, were construed to mean, respectively, “Sublessor” and “Subtenant” in the Sublease, and as if the words “Leased Premises”, “Premises”, “Leased Property”, or words of similar import, wherever the same appear in the Prime Lease, were construed to mean “Subleased Premises” in the Sublease, and as if the word
“Lease,” or words of similar import, wherever the same appear in the Prime Lease, were construed to mean the “Sublease.” If any of the express provisions of the Sublease shall conflict with any of the provisions of the Prime Lease incorporated by reference herein, such conflict shall be resolved in every instance in favor of the express provisions of the Sublease. Notwithstanding the foregoing or anything to the contrary contained herein, Subtenant shall not have the right to exercise any renewal options, expansion options, rights of first offer or similar rights set forth in the Prime Lease.

6. RENT: Subtenant shall pay a portion of the total rent paid by Sublessor, including base rent, additional costs and other charges (collectively referred to herein as "Rent"), and excluding the Reserved Space, as set forth according to the following schedule:

i.	First Year Post Effective Date
a.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the first month after the effective date;
b.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the second month following the effective date;
c.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the third month following the effective date;
d.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the fourth month following the effective date;
e.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the fifth month following the effective date;
f.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the sixth month following the effective date;
g.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the seventh month following the effective date;
h.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the eighth month following the effective date;
i.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the ninth month following the effective date;
j.	*** of the baser rent and utilities and miscellaneous costs required by the Prime Lease in the tenth month following the effective date;
k.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the eleventh month following the effective date; and then
l.	*** of the base rent and utilities and miscellaneous costs required by the Prime Lease in the twelfth month following the effective date.

ii.
Acceleration of Rent Due:  Notwithstanding the foregoing, in the event that Subtenant is able to secure additional clients for its distribution business for the unused portion of the demised premises more rapidly than the above schedule, the Subtenant shall pay additional base rent and utilities and miscellaneous costs in direct proportion to the amount of spaced utilized, rounded up to the nearest fifth percentile according to the above payment schedule.  Sublessor and Subtenant shall each designate a representative to determine the amount of space utilized.  If the representatives are unable to agree on the amount of space utilized, the Parties agree that rent will be paid based on the mid-point of the difference between each representative’s estimated usage rounded to the nearest fifth percentile in the above payment schedule.

iii.
Each Successive Year Thereafter Post Effective Date:  After the expiration of the twelfth month post Effective Date, Subtenant shall be responsible for one-hundred percent (100%), excluding the Reserved Space, of the base rent and utilities and miscellaneous costs for each successive month following the one year anniversary of the closing.

iv.
Procedure for Paying Rent:  Sublessor shall invoice Subtenant on the first day of each month for the previous month’s rent, utilities, and miscellaneous costs.  Subtenant shall remit rent to Sublessor in the form of a credit applied as an offset against the invoice for services rendered to Sublessor by Subtenant under the Services Agreement. If the credit does not completely offset the total amount owed by Sublessor, Sublessor shall remit the balance due in accordance with the terms of the Services Agreement. If the credit is in excess of what is owed under the invoice for services, Subtenant shall remit the balance owed to Sublessor under this Sublease within 10 days from the date of the invoice issued by Sublessor to Subtenant for rent.  In the event that the parties are no longer operating under the Services Agreement, payment of rent will be made in a manner agreed upon by the parties.

7. PERFORMANCE BY SUBLESSOR: Any obligations of Sublessor which are contained in the Sublease by the incorporation by reference of the provisions of the Prime Lease shall be observed or performed by Sublessor using reasonable efforts to cause the Landlord to observe and/or perform the same (which obligations include, without limitation, services to be provided by Landlord and restoration of damaged property), and Sublessor shall diligently enforce its rights to cause such observance or performance. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor’s right with respect thereto under the Prime Lease.

8. NO BREACH OF PRIME LEASE:  Subtenant shall not do any act which may constitute a breach or violation of any term, covenant or condition of the Prime Lease by the lessee thereunder, whether or not such act or thing is permitted under the provisions of the Sublease. Sublessor shall not do or permit to be done any act which may constitute a breach or violation of any term, covenant or condition of the Prime Lease, including without limitation untimely payment of any obligation due from Sublessor to Landlord.

9. NO PRIVITY OF ESTATE: Nothing contained in the Sublease shall be construed to create privity of estate or of contract between Subtenant and the Landlord.

10. RELEASES: Subtenant hereby releases the Landlord or anyone claiming through or under the
Landlord by way of subrogation or otherwise to the extent that Sublessor, as tenant, released the Landlord pursuant to the terms of the Prime Lease, and/or the Landlord was relieved of liability or responsibility pursuant to the provisions of the Prime Lease, and Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of the Landlord which Sublessor is required to provide pursuant to the provisions of the Prime Lease with respect to the Subleased Premises.

11. USE: Subtenant shall use and occupy the Subleased Premises solely for distribution, shipping, and logistical purposes and all lawful uses incidental thereto. Any other activities not specifically mentioned above regarding the use and occupancy of the Subleased Premises are subject to the prior written approval of Sublessor and Landlord.

12. CONDITION OF SUBLEASED PREMISES: Subtenant is leasing the Subleased Premises in its "as is," "where is" condition on the date hereof.  Notwithstanding the foregoing, Sublessor represents that the Leased Premises (including systems, apparatus and appliances) are in working order as of the Effective Date.

13. CONSENT AND APPROVALS: Sublessor shall reasonably cooperate to seek Landlord's consent to any matter under the Prime Lease as may be reasonably requested by Subtenant.

14. NOTICES: Any notice, report, statement, approval, consent, designation, demand or request to be given under this Sublease shall be effective when made in writing, deposited for mailing with the United States Postal Service or with a recognized overnight delivery service and addressed to Sublessor or Subtenant at the following addresses:

SUBTENANT:
Integrated Distribution and Logistics Direct, LLC
Attn:   Mich Bayley
1610 N. Kolb Rd.
Tucson, AZ 85715

SUBLESSOR:
Mannatech, Incorporated
Attn: Chief Financial Officer
600 S. Royal Lane, Suite 200
Coppell, Texas 75019

With a copy to:
Attn: Chief Legal Officer (at same address)

Sublessor shall promptly give written notice to Subtenant of (i) all claims, demands or controversies by or with the Landlord under the Prime Lease, and (ii) any events which require that Sublessor give notice to Landlord under the Prime Lease, which would materially affect Subtenant's rights or obligations hereunder.

15. TERMINATION: If for any reason the Prime Lease shall terminate prior to the expiration of the Sublease Term, this Sublease shall thereupon be terminated and Sublessor shall have no liability whatsoever to Subtenant by reason thereof (unless the termination occurred as a result of Sublessor's default or breach under the Prime Lease).

16. ASSIGNMENT AND SUBLETTING: Subtenant shall not sublet the Subleased Premises or any part thereof or assign the Sublease or otherwise encumber or dispose of its interest therein without Sublessor’s and Landlord’s prior written consent in each instance, which consent may be withheld in Sublessor’s and/or Landlord’s sole discretion, except that Subtenant shall have the right, without Sublessor’s or Landlord’s consent, to assign this Sublease to any entity that controls, is controlled by, or under common control with Subtenant.

17. INSURANCE: Subtenant shall, throughout the Term of this Sublease, maintain for the Subleased
Premises comparable insurance coverage as required of Sublessor under the Prime Lease. Such insurance shall, in addition to complying with the requirements of the Prime Lease, name Sublessor as an additional insured.

18. DEFAULT: The default provisions set forth in the Prime Lease are incorporated herein by reference, provided that Subtenant shall have a ten (10) day notice and cure period for monetary default and a thirty (30) day notice and cure period for non-monetary default (unless such non-monetary default is not capable of cure within thirty (30) days, in which case Subtenant shall have a reasonable period of time in which to effect a cure, so long as Subtenant diligently prosecutes the cure to completion).  Notwithstanding the provisions of the Prime Lease, should Subtenant become insolvent; admit in writing that its inability to pay its debts; make a general assignment for the benefit of creditors; commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or take any action to authorize or in contemplation of any of the actions set forth above, Sublessor shall have the immediate right to terminate this Sublease.

19.  CROSS DEFAULT WITH ASSET PURHCASE AGREEMENT AND SERVICES AGREEMENT:  An event of default under the Asset Purchase Agreement and/or the Services Agreement will constitute and event of default under this Sublease, unless such default is remedied by the defaulting party in accordance with the terms thereof or is waived by the non-breaching party.

20. BROKERAGE: Each party represents and warrants to the other that no broker or other person had any part, or was instrumental in any way, in bringing about the Sublease.  Each party agrees to indemnify, defend and hold harmless the other from and against any claims made by any broker or other person (other than Broker) for a brokerage commission, finder’s fee, or similar compensation, by reason of or in connection with the Sublease, and any loss, liability, damage, cost and expense (including, without limitation, reasonable attorney’s fees) which may be incurred in connection with such claims if such other broker or other person (other than Broker) claims to have had dealings with such party. Sublessor shall be responsible for all payments due to Broker in connection with this Sublease pursuant to separate written agreements.

21. WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM: Each party hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of or in any way connected with the Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages.

22. MODIFICATIONS: The Sublease cannot be changed orally or in any manner other than by a written agreement executed by both parties. Sublessor shall not amend the Prime Lease with respect to any material provision that would materially affect Subtenant's rights or obligations hereunder without Subtenant's prior written consent.

23. SUCCESSORS AND ASSIGNS: The provisions of the Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns.

24. INTERPRETATION: This Sublease shall be governed by and construed in accordance with the laws of the state in which the Subleased Premises are located. If any provision of the Sublease or application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of the Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions and headings are solely for convenience of reference and shall be construed without regard to any presumption or other rule requiring construction against the party causing the Sublease to be drafted.

25. AUTHORITY: Each party represents and warrants that the undersigned has the full right, power and authority to execute this Sublease on behalf of the party indicated.

26. QUIET ENJOYMENT: Sublessor warrants that, upon payment of the Rent, as defined herein, and performance of all obligations, covenants and agreements of Subtenant hereunder, Subtenant shall peaceably and quietly have, hold and enjoy the Subleased Premises during the Sublease Term, subject however to the provisions of this Sublease.

27. PARKING: Subject to the terms and conditions of the Prime Lease, Sublessor shall, at no cost to
Subtenant, allow Subtenant the use of such parking as is made available to Sublessor under the Prime Lease with respect to the Subleased Premises.

28. LANDLORD’S CONSENT: This Sublease is expressly contingent upon and shall not be effective until receipt of Landlord’s approval and execution of the Landlord’s Consent attached hereto as Exhibit C and incorporated herein by this reference.

29.  MISCELANEOUS

i.
Transition Period for Storage:  Sublessor and Subtenant agree that Sublessor shall have a period of 120 days from the Effective Date to remove any remaining property or assets in the Subleased Premises that were not part of the “Asset Purchase Agreement.”

ii.
Subleased Premises to be used for Disaster Relief:  Sublessor and Subtenant agree that for a period of 12 months from the Effective Date, Sublessor has the right to utilize a portion of the Subleased Premises in the event that a Catastrophic Event renders Sublessor’s current corporate office (address noted above) inoperable for an extended period of time.  Subtenant agrees to provide Sublessor with enough space for up to 25 computers for all essential employees necessary for the day to day operations of Sublessor’s business for an interim period of time until Sublessor finds a permanent facility for those essential employees. For purposes of this Sublease, the term “Catastrophic Event” means a force majeure event defined under the Prime Lease and/or any event damaging or affecting the Sublessor’s internal computer systems.

iii.	Removal of Installed Equipment: Sublessor and Subtenant agree that at the expiration of this Sublease, Subtenant shall remove any and all warehouse equipment Subtenant has installed.
iv.
Expiration of the Prime Lease: Upon the expiration of the Prime Lease, If Sublessor determines that it does not want to exercise its right to renew the Prime Lease, Subtenant will have the right to negotiate directly with the Landlord for the terms of a new lease for the Premises.

v.	Repair of HVAC Units: Sublessor agrees to repair the HVAC units identified in the Engineer’s Report, attached as Exhibit D, at its sole cost within one hundred twenty (120) days of the Effective Date.

30. COUNTERPARTS: This Sublease may be executed in multiple counterparts. Facsimile signatures shall be deemed originals.

31. PRIME LEASE: Sublessor has, and on the Effective Date will have, performed in all material respects the obligations required to be performed by it pursuant to Prime Lease, including timely payment of all amounts owed thereunder. Sublessor has not waived any material right under the Prime Lease.  The Prime Lease is fully enforceable by Sublessor in accordance with its stated terms.  No party to the Prime Lease has committed a breach, or act or permitted or causal omission that, with the passage of time or giving of notice, would constitute a breach thereunder.

IN WITNESS WHEREOF, Sublessor and Subtenant have hereunto executed the Sublease as of the day and year first above written.

SUBLESSOR:
MANNATECH, INCORPORATED

By: /s/ Robert A. Sinnott
[Signature]
Name: Robert A. Sinnott
Title: CEO/CSO
Date: June 29, 2012

SUBTENANT:
INTEGRATED DISTRIBUTION AND LOGISTICS DIRECT, LLC

By: /s/ Michael K. Bayley
[Signature]
Name: Michael K. Bayley
Title: President and CEO
Date: July 2, 2012

Exhibit A – Prime Lease
Exhibit B – Subleased Premises
Exhibit C – Landlord Consent
Exhibit D – Engineer’s Report

EXHIBIT A
PRIME LEASE
COMMERCIAL LEASE AGREEMENT

                           MEPC QUORUM PROPERTIES II INC.,

                                     as LANDLORD,

                                         and

                                   MANNATECH, INC.

                                      as TENANT

                           pertaining to 74,476 square feet
                    in Freeport North Industrial Park [Phase III]
                                    Coppell, Texas

________________________________________________________________________

                              COMMERCIAL LEASE AGREEMENT

     THIS COMMERCIAL LEASE AGREEMENT (this LEASE) is made and entered into by and between MEPC QUORUM PROPERTIES II INC., a Delaware corporation (LANDLORD), and MANNATECH, INC., a Texas corporation (TENANT).

     1.   PREMISES/LEASE TERM.  In consideration of the mutual obligations of
Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord, approximately 74,476 square feet (the PREMISES) in the Building (hereinafter defined) to be constructed by Landlord on an approximate 27.8 acre tract of land located in the Freeport North Industrial
Park, City of Coppell, Dallas County, Texas, as more particularly described on
EXHIBIT "A" attached hereto and incorporated herein by reference (the LAND)
and illustrated and illustrated on the Site Plan (herein so called) attached hereto as EXHIBIT "C" and incorporated herein by reference, together with the non-exclusive use of all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Project (hereinafter defined) for a term (the LEASE TERM or the TERM OF THIS LEASE) beginning on the Commencement Date (hereinafter defined) and ending at 11:59 p.m. on the last day of the month that is one hundred twenty (120) complete calendar months after the Rent Commencement Date (hereinafter defined). If the Rent
Commencement Date occurs on the first day of a calendar month, then the month in which the Rent Commencement Date occurs shall be the first complete calendar month after the occurrence of the Rent Commencement Date for purposes of determining such one hundred twenty (120) complete calendar month period.
That portion of the Land upon which the Building (and its appurtenances) are constructed, the Building (including the Premises comprising a part thereof)
and any other improvements constructed by or on behalf of Landlord on such portion of the Land are collectively referred to herein as the PROJECT. The
Project is further described by illustration on the Site Plan.

     2.   IMPROVEMENTS TO BE CONSTRUCTED BY LANDLORD.

          A.   BUILDING. Landlord agrees to construct on the Land an
approximate 297,902 square foot warehouse building structure (the BUILDING)
containing the features generally described on EXHIBIT "B" attached hereto and incorporated herein by reference and generally situated as shown on the Site
Plan (herein so called) attached hereto as EXHIBIT "C" and incorporated herein by reference. Landlord agrees to construct the Building in a good and workmanlike manner.

          B.   CONSTRUCTION COSTS. Subject to the terms of this paragraph,
Landlord will pay all costs of constructing the Building and any other improvements described on EXHIBIT "B". Notwithstanding the preceding sentence,
Tenant shall be responsible for the following:

               (1) If Landlord performs, at Tenant's request, any work over and above the work generally described on EXHIBIT "B" (herein, the
     ADDITIONAL WORK), the Additional Work together with the cost of preparing plans and specifications for same will be at Tenant's expense. Landlord will not be obligated to perform any such Additional Work until Tenant pays Landlord ten percent (10%) of the estimated cost of the Additional
     Work, as estimated by Landlord, with the actual cost of the Additional
     Work, less the initial payment by Tenant, being due within ten (10) days after substantial completion of the Additional Work.

               (2) All costs or expenses incurred or suffered by Landlord that are caused by Tenant Delays. A TENANT DELAY(S) shall mean any delay in the completion of the Building or any delay in the occurrence of the
     Commencement Date caused by a Tenant Party, any delay resulting from the installation by Tenant or any Tenant Party of any property or equipment of Tenant in or on the Premises prior to the Commencement Date, any delay resulting from any request by Tenant for any change or modification to the plans and specifications for the Building, any delay caused by any
     Additional Work requested by Tenant, and any delay due to interference by
     Tenant or any Tenant Party with Landlord's engineers, consultants, contractors or otherwise. As used in this Lease, a TENANT PARTY shall mean one or more of Tenant, its agents, employees, officers, partners or contractors.

     3.   COMMENCEMENT DATE/ACCEPTANCE OF PREMISES.

          A.   COMMENCEMENT DATE. The COMMENCEMENT DATE shall be the date upon which Landlord's architect reasonably determines that construction of the
Building shell has progressed to a point sufficient to allow Tenant to enter the Premises and perform any finish work Tenant requires in the Premises (such to be subject to Paragraph 6 below), provided that this date shall be adjusted backward (I.E., to an earlier date) by one (1) day for each day that a Tenant
Delay exists. Subject to Tenant Delays and Force Majeure, Landlord agrees to use reasonable efforts to cause the Commencement Date to occur by October 13,
1997. Tenant's entry into the Premises for purposes of commencing such finish work shall constitute Tenant's acknowledgement that (i) it has inspected and accepts the Building and the Project, (ii) the Premises is suitable for the purpose for which it is leased, subject to completion by Tenant of any finish work Tenant requires, (iii) the Building and the Project are in good and satisfactory condition, and (iv) no representations as to the repair of the
Premises or the Project, nor promises to alter, remodel or improve the
Premises or the Project which have been made by Landlord remain unsatisfied.
Upon determination of the actual Commencement Date and Tenant's entry into the
Premises, Tenant agrees to execute an Acceptance of Premises Memorandum in the form attached hereto and made a part hereof as EXHIBIT "E"; provided, however, that Tenant's failure to execute the Acceptance of Premises Memorandum will not delay the occurrence of the Commencement Date.

     4.   RENT.

          A.   BASE MONTHLY RENT. Tenant agrees to pay to Landlord rent for the Premises, in advance, as follows (BASE MONTHLY RENT):

     -    Beginning on the Rent Commencement Date and continuing through the last day of the sixtieth (60th) complete calendar month after the month in which the Rent Commencement Date occurs, $20,170.58 per month
          ($242,046.96 on an annualized basis); and

     -    Beginning on the first day of the sixty-first (61st) calendar month after the month in which the Rent Commencement Date occurs, and continuing through the remainder of the Lease Term, $23,273.75 per month ($279,285 on an annualized basis).

          B.   ADDITIONAL RENT. Tenant agrees to reimburse Landlord for
Tenant's Proportionate Share (hereinafter defined) of (i) Real Property Taxes
(hereinafter defined), (ii) Landlord's actual cost of obtaining and maintaining Landlord's Insurance (hereinafter defined), and (iii) the actual cost of any maintenance performed by Landlord under Paragraph 12A(2) below or which, in Landlord's reasonable discretion, is for the benefit of the Project as a whole and not reasonably allocable to any specific tenant or tenants
(collectively, the ADJUSTMENTS). During each month of the term of this Lease, on the same day that Base Monthly Rent is due hereunder, Tenant shall pay to
Landlord as additional Rent an amount equal to 1/12 of Tenant's Proportionate
Share of the estimated total annual cost of the Adjustments, as determined by
Landlord. Tenant authorizes Landlord to use such funds to pay such costs. The initial monthly payments of Adjustments are based upon Landlord's good faith estimates for the current Lease Year (hereinafter defined) and shall be increased or decreased each Lease Year to reflect the projected actual cost of all Adjustments. If Tenant's total payments are less than Tenant's
Proportionate Share of the actual costs of all such items, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total payments of Tenant are more than Tenant's Proportionate Share of the actual costs of all such items, Landlord shall notify Tenant of such and retain such excess and credit it against Tenant's next. monthly estimated payments of
Adjustments. The amount of the Base Monthly Rent and the estimated monthly payments (based upon a complete calendar month) of Tenant's Proportionate
Share of the Adjustments for the Lease Year in which the date of this Lease occurs are as follows:

   (1)  Base Monthly Rent                  $20,170.58
   (2)  Real Property Taxes                  $3,723.80
   (3)  Insurance                                   $310.32
   (4)  Maintenance                             $620.63
                                          ----------
   Initial Monthly Payment Total      $24,825.33
                                          ----------
                                          ----------

     TENANT'S PROPORTIONATE SHARE, as used in this Lease, shall mean a fraction, the numerator of which is the number of square feet of rentable area contained in the Premises and the denominator of which is the entire number of square feet of rentable area contained in the Building (as to costs which do not materially vary based on the occupancy of the Building) or is the entire rented area contained in the Building (as to costs which do materially vary based on the occupancy of the Building). If the Project is part of a larger development constructed by Landlord on the Land (the DEVELOPMENT) and the
Building and one or more other buildings on parts of the Development other than the Project share the benefit of or may properly be allocated a portion of any expense, Landlord shall reasonably allocate any such expense among the
Building and such other building(s) prior to applying Tenant's Proportionate
Share to such expense.

          C.   PAYMENT OF RENT. Base Monthly Rent and Adjustments shall be due and payable, in advance, beginning on that date which is ninety (90) days after the Commencement Date (the RENT COMMENCEMENT DATE); provided that one
(1) full installment of Base Monthly Rent and Adjustments totalling $24,825.33 is due and payable on the date of this Lease, such to be applied to the first installment of Base Monthly Rent and Adjustments due on the Rent Commencement
Date and thereafter applied to Base Monthly Rent and Adjustments until fully applied. Any installment of Base Monthly Rent or Adjustments due for any fractional calendar month shall be prorated based upon the actual number of days in that month. If the Rent Commencement Date occurs on the first day of a calendar month, then the month in which the Rent Commencement Date occurs shall be the first complete calendar month after the occurrence of the Rent
Commencement Date for purposes of determining the date upon which Base Monthly
Rent adjusts. As used in this Lease, RENT shall mean the Base Monthly Rent and all other amounts provided for in this Lease to be paid by Tenant to Landlord, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises. All Rent (hereinafter defined) shall be paid at the times and in the amounts provided for herein in legal tender of the United
States of America to Landlord at the address specified in Paragraph 32 hereof or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset (unless expressly provided for elsewhere in this Lease) and shall be a covenant of Tenant independent of any obligation of
Landlord under this Lease. Tenant's obligation to pay any installment of Rent shall not be deemed satisfied until such installment of Rent has actually been received by Landlord.

          D.   AUDIT OF ADJUSTMENTS. Within ninety (90) days after the end of each Lease Year, Landlord will provide to Tenant a statement of Adjustments paid by Landlord for the just ended Lease Year. Tenant may at any time within thirty (30) days after its receipt of Landlord's statement, but in any event upon ten (10) days advance written notice to Landlord, audit, inspect and copy the books and records of Landlord with respect to the Adjustments and make any written objections Tenant may have to Landlord's determination of same.
Landlord shall cooperate with Tenant in providing Tenant reasonable access to its books and records during normal business hours for this purpose. If the results of any inspection or audit show an overcharge to Tenant of more than five percent (5%) of the actual amount of Adjustments owed by Tenant, then
Landlord shall pay the reasonable costs of such audit (assuming the audit is performed by a third party unaffiliated with Tenant and not including the travel, meal or incidental expenses of the auditor), and Landlord shall credit or refund to Tenant any overcharge of such items as discovered by the inspection or audit within thirty (30) days of completion of such inspection or audit. In the event such audit discloses an overcharge to Tenant of up to but no more than five percent, there will be no credit or refund to Tenant, and Tenant will pay the cost of the audit. In the event such audit discloses an undercharge of Adjustments billed to Tenant, Tenant shall pay Landlord the amount of such undercharge within thirty (30) days of the completion of such audit and the cost of the audit. In the event Landlord disputes the amount of
Adjustments or Tenant's Proportionate Share thereof, as determined by Tenant's audit, Landlord shall have a period of thirty (30) days from its receipt of
Tenant's audit results to have its own independent auditor inspect Tenant's audit and the books and records pertaining to the Adjustments and deliver the results thereof to Tenant. Landlord's failure to conduct such an audit and deliver the results thereof to Tenant within such thirty (30) day period shall constitute acceptance by Landlord of the results of Tenant's audit.  If
Landlord delivers Tenant Landlord's audit within such thirty (30) day period,
Tenant shall have thirty (30) days to review and object to the results thereof. The results of Landlord's audit shall be conclusive and binding upon
Tenant unless Tenant objects in writing, such objections to be specific, to such results within such thirty (30) day period.

          E.   LEASE YEAR. A LEASE YEAR shall mean a twelve (12) month period commencing each January 1st and ending on the following December 31st;
provided, however, Landlord may from time to time (but no more often than once every eighteen (18) months) change the twelve (12) month period designated as a Lease Year by notice thereof to Tenant, in which event the obligations of
Tenant measured by Lease Years shall be prorated as appropriate during any

Lease Year of less than twelve (12) months based on the number of days in any such Lease Year divided by 365; and provided, further, the first and last
Lease Years and all obligations of Tenant measured by such Lease Years, shall be prorated as appropriate based upon the number of days in the applicable
Lease Year during the term of this Lease divided by 365.

          F.   INTEREST ON DELINQUENT RENT. Any Rent due from Tenant to
Landlord which is not paid when due shall bear interest from and after the expiration of any applicable cure or grace period until paid at the lower of
(i) eighteen percent (18%) per annum or (ii) the highest rate from time to time allowed by applicable law, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default. This provision for default interest shall be in addition to all of Landlord's other rights and remedies hereunder or at law or equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Any assessed default interest will be additional Rent owed hereunder.

     5.   COMPLIANCE WITH LAWS.  Tenant shall comply with all Applicable Laws in connection with Tenant's use and occupancy of the Premises and Tenant's performance of its obligations under this Lease, all at Tenant's expense.  As used herein the term APPLICABLE LAWS means and includes any and all federal, state and local laws, ordinances, orders, deed restrictions (specifically including the Declaration of Protective Covenants dated May 18, 1995 and recorded in Volume 95098, Page 924, ET SEQ. of the Official Public Records of
Real Property in Dallas County, Texas (as amended, modified, supplemented, restated and assigned from time to time, the DECLARATION)), easements of record, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, operation and maintenance of the Project, including without limitation, the
Americans With Disabilities Act of 1990, as amended from time to time (ADA), and Environmental Laws (hereinafter defined), as such may be amended or modified from time to time. Notwithstanding the above, if any improvement, modification or alteration of the Premises or the Project, or any portion thereof, is required to bring same into compliance with the ADA, or any other
Applicable Laws, and (i) Tenant is not otherwise expressly responsible for such improvement, modification or alteration under this Lease, (ii) the necessity for such improvement, modification or alteration was not caused, in whole or in part, by Tenant or any Tenant Party, and (iii) the necessity for such improvement, modification or alteration was not due to the specific use of the Premises by Tenant, then Landlord will undertake such improvement, modification or alteration and the cost thereof will be charged back to (A)
Tenant to the extent that the improvement, modification or alteration affects only or is totally within the Premises, and (B) all tenants of the Project, including Tenant, to the extent that the improvement, modification or alteration affects the Project as a whole and not any one tenant's particular leased premises, with each tenant paying its Proportionate Share thereof. Such costs will be charged over the useful life of the subject improvement, modification or alteration, as determined under generally accepted accounting principles, with the assumption that the only portion of such expense chargeable for any one Lease Year will be a fraction of such expense, the numerator of which is one and the denominator of which is the estimated useful life of the improvement, modification or alteration.

     6.   ALTERATIONS AND IMPROVEMENTS BY TENANT.

          A.   CONDITIONS PRECEDENT TO ALL ALTERATIONS AND IMPROVEMENTS.
Except as expressly permitted by this Paragraph 6, or unless otherwise agreed to in writing between Landlord and Tenant, Tenant may not make or permit any alterations, improvements, or additions in or to the Premises or the Project without Landlord's prior written consent. All alterations and improvements desired by Tenant are subject to the following conditions/requirements:

               (1)  Subject to subparagraph 6B below, all alterations,
     improvements and additions will be at the sole cost and expense of Tenant;

               (2)  All alterations, improvements and additions in and to the
     Premises requested by Tenant must be made in accordance with plans and specifications first approved in writing by Landlord;

               (3)  Tenant's contractors and subcontractors are subject to
     Landlord's prior approval. In addition, each of Tenant's contractor(s) and subcontractor(s) must deliver evidence satisfactory to Landlord that the insurance specified on EXHIBIT "F" (attached hereto and incorporated herein by reference) is in force prior to commencing work;

               (4)  All alterations, improvements and additions made by Tenant must comply with all Applicable Laws including, specifically, the ADA, and applicable building permits and certificates of occupancy. Landlord's approval of Tenant's plans and specifications for the alterations or improvements will not act as a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws;

               (5)  Tenant must deliver to Landlord evidence that Tenant has obtained all necessary governmental permits and approvals for the improvements, alterations and additions prior to starting any work;

               (6)  All alterations, improvements and additions must be done in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities or the utility or other systems of the
     Premises or the Building and is subject to approval by Landlord during and after construction, in its sole discretion. Tenant agrees to meet with Landlord's project manager, who for purposes of this Lease shall be
     Rob Ahmuty until further notice, as deemed reasonably necessary by such project manager during any construction by Tenant pursuant to this
     Paragraph 6 so that Landlord can evaluate the progress of such work and its impact on the remainder of the Project;

               (7)  Lien releases from each of Tenant's contractor(s) and subcontractor(s) satisfactory to Landlord must be submitted to Landlord within thirty (30) days after completion of the work performed by the contractor(s) or subcontractor(s); and

               (8)  Tenant shall be solely responsible for the safety and security of all equipment and property installed or placed in, on or about the Premises by Tenant or any Tenant Party.

          B.   FINISH ALLOWANCE. Notwithstanding subparagraph 6A(1) above,
Landlord grants Tenant an allowance in the amount of $223,425 (the FINISH
ALLOWANCE) to be utilized by Tenant in performing alterations and improvements to the Premises to "finish-out" the Premises. Any improvements or alterations performed by Tenant and paid for out of the Finish Allowance, including without limitation, any work related thereto such as design, engineering, and construction management services, is referred to herein as the TENANT FINISH
WORK. Landlord will pay such invoices up to, but not in excess of, the Finish
Allowance conditioned upon:

               (1)  Tenant shall submit all invoices received in connection with the Tenant Finish Work to Landlord for payment not less than fifteen
     (15) days prior to the due date of such invoice. Landlord, at its option, will not be obligated to pay any invoice not received by such date; and

               (2)  Landlord having reasonably satisfied itself that all
     conditions/requirements set forth in subparagraph 6A above have been satisfied; and

               (3)  Landlord having inspected and approved of the work for which payment is sought, such approval not to be unreasonably withheld, conditioned or delayed; and

               (4)  The Finish Allowance may not be used or allocated for any materials or property, or for the labor incurred in constructing or installing same, that would be characterized as Tenant's Property under subparagraph 6C below, it being the intention of both parties hereto that, without limiting subparagraph 6D below, all improvements and alterations paid for with the Finish Allowance will in all events and circumstances be Landlord's property.

     Any decision to pay or not pay any invoice will be made within ten (10)
business days after receiving the subject invoice, provided, however, that
Landlord may further condition such approval upon the satisfaction of any of the conditions/requirements of Paragraph 6A or this Paragraph 6B that may not have been satisfied within such ten (10) day period (I.E., lien waivers).
Failure to disapprove of an invoice within such ten (10) day period shall constitute approval thereof. All invoices will be paid within fifteen (15)
days after Landlord has approved the invoice and is satisfied that all conditions and requirements set forth in Paragraph 6A and this Paragraph 6B have been satisfied. All cost and expenses incurred by Tenant in making any alterations or improvements to the Premises or the Project in excess of the
Finish Allowance will be Tenant's sole cost and expense. If the Finish
Allowance has not been fully utilized within one (1) year

after the Commencement Date, and provided that Tenant is not then in default under this Lease, the remaining balance will be applied to Base Monthly Rent and Adjustments until the Finish Allowance is exhausted. At the end of such year, Landlord will provide Tenant with a written accounting of the balance, if any, of the Finish Allowance.

          C.   TENANT'S PROPERTY. Tenant, at its own cost and expense, may erect such shelves, racks, bins and trade fixtures (collectively, TENANT'S
PROPERTY) within the Premises as it desires and without Landlord's prior consent provided that (a) such items do not alter the basic character of the
Premises or the Building; (b) such items do not overload or damage the
Premises or the Building or the utility or other systems serving same; (c)
such items may be removed without material injury to the Premises and the
Building; and (d) the construction, erection or installation thereof complies with all Applicable Laws, applicable building permits and certificates of occupancy; and (e) provided that Tenant's installation of Tenant's Property prior to the Commencement Date will be subject to Paragraph 5B above. All of
Tenant's Property shall remain the property of Tenant and shall be removed on or before the earlier to occur of the date of termination of this Lease or
Tenant's vacating of the Premises. Tenant shall promptly repair any damage to the Project or the Premises caused by the removal of any of Tenant's Property.
Any of Tenant's Property not so removed and any other property of Tenant not removed prior to the termination of this Lease or Tenant's vacating of the
Premises shall thereupon be conclusively presumed to have been abandoned by
Tenant, and Landlord may, at its option, take over possession of any and all of the foregoing and either (i) declare the same to be the property of
Landlord by written notice to Tenant at the address provided herein or (ii) at the sole cost and expense of Tenant, remove, store, and/or dispose of the same or any part thereof, all at Tenant's cost, in any manner that Landlord shall choose without incurring liability to Tenant or any other person.

          D.   LANDLORD'S PROPERTY/RESTORATION OF PREMISES BY TENANT. Except
as provided in Paragraph 6C above, all alterations, additions, and improvements made to, or fixtures or other improvements placed in or on, the
Premises, whether temporary or permanent in character are a part of the
Premises and are the property of Landlord when they are made to or placed in or on the Premises, without compensation to Tenant; provided that, at
Landlord's option, upon the termination of this Lease, Landlord may require
Tenant, at Tenant's cost, to remove any improvements, other than the Tenant
Finish Work, made to the Premises or Project by Tenant and restore the
Premises to substantially the condition it was in upon the completion of the
Tenant Finish Work, reasonable wear and tear excepted; and further provided that, if Tenant first properly requested and Landlord gave its consent to such improvements, Landlord must make such election at the time of giving such consent.

          E.   INDEMNITY. Tenant hereby indemnifies and holds Landlord
harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant or any Tenant Party, or any of their invitees, in connection with any alterations, improvements or additions made or contracted for by Tenant.

     7.   USE. Subject to Applicable Laws, the Premises shall be used only for the purpose of general office, manufacturing, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Provided that such use is permitted by Applicable Laws, any manufacturing performed by Tenant at the Premises shall be limited to the manufacture and/or assembly of pharmaceutical, diet supplement and/or other human health related products. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a health or environmental hazard or nuisance or that would disturb, interfere with, or endanger Landlord or the occupant of any other land or buildings in the vicinity of the Project or any other tenant of the Project. Tenant's use of the Premises must in any event comply with all Applicable Laws including, without limitation, the Declaration and Applicable Laws.  TENANT SHALL MAKE ITS OWN DETERMINATIONS AS TO THE
SUITABILITY OF THE PREMISES FOR ITS INTENDED USE. BY ENTERING INTO THIS LEASE,
TENANT REPRESENTS AND WARRANTS THAT IT HAS INVESTIGATED AND SATISFIED ITSELF
AS TO WHETHER OR NOT APPLICABLE LAWS PERMIT ITS INTENDED USE OF THE PREMISES
AND THAT TENANT IS RELYING SOLELY UPON SUCH INVESTIGATIONS, AND NOT UPON AND
REPRESENTATIONS OF LANDLORD, IN ENTERING INTO THIS LEASE. If Tenant's
particular use of the Premises requires that additional improvements or modifications be made to the Premises or the Project by Landlord so that the
Premises and the Project complies in all respects with Applicable Laws, Tenant shall be solely responsible for such costs.

     8.   HAZARDOUS MATERIALS.

          A.   HAZARDOUS MATERIALS DEFINED. As used in this Lease, the term
HAZARDOUS MATERIALS means and includes (i) any hazardous, toxic or dangerous waste, substance or material, as defined for purposes of the Comprehensive
Environmental Response Compensation and Liability Act of 1980, as amended, the
Resource Conservation and Recovery Act of 1976, as amended, or any other
Applicable Laws applicable to the Premises and establishing liability, standards, or regulating or requiring action as to the industrial hygiene, use, generation, treatment, discharge, spillage, storage, uncontrolled loss, seepage, filtration, disposal, removal, or existence of a hazardous, toxic or dangerous waste, substance or material (collectively, ENVIRONMENTAL LAWS) and
(ii) any waste, substance or material which, even if not so regulated, is known to pose a hazard to the health and safety of persons or property, specifically including, without limitation, oil and petroleum products and by-products and asbestos.

          B.   PROHIBITION OF HAZARDOUS MATERIALS/TENANT'S LIABILITY. Except
for Hazardous Materials that are used only as an incidental part of Tenant's day-to-day business operations and not as an integral part thereof (E.G., fuel for forklifts and similar equipment, office supplies, cleaning solvents),
Tenant may not use, treat, handle, store, generate, dispose of or release or cause or permit any Tenant Party, or any of their invitees, to use, handle, store, generate, treat, dispose of or release, in, on, under or from the
Premises or the Project any Hazardous Materials. Without limiting any of the above:

                    (1)  Tenant covenants and agrees that it shall at its own
     expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises and any operations or conduct of Tenant involving the use, handling, generation, treatment, storage, disposal, management or release of any Hazardous Materials. Tenant shall cause any and all Hazardous Materials that are to be removed from the
     Premises to be transported solely by duly licensed haulers and to duly licensed facilities for final disposal of such Hazardous Materials.
     Tenant shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises as a result of the actions, conduct or any part of the business operations of
     Tenant or any Tenant Party, or any of their invitees, in complete conformity with all Applicable Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations relating to Hazardous Materials in, on, under or about the
     Premises as a result of the actions, conduct or any part of the business operations of Tenant or any Tenant Party, or any of their invitees, are solely the responsibility of Tenant. Upon expiration or earlier termination of this Lease, Tenant covenants and agrees to cause all
     Hazardous Materials existing in, on, or under the Premises to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all Applicable Laws. In addition, and unless Landlord instructs Tenant otherwise, at the expiration of the term of this Lease, Tenant shall remove all tanks or fixtures which were placed on the Premises by or on behalf of Tenant or any Tenant Party during the term of this Lease and which contain, have contained or are contaminated with, Hazardous Materials;

                    (2)  Tenant shall immediately notify Landlord in writing
     of (i) any Tenant Release (hereinafter defined), (ii) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened against Tenant, the Premises, the Project, or any part thereof pursuant to any Applicable Laws; (iii) any claim made or threatened by any person against Tenant, Landlord, the Premises, or the
     Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous
     Materials, and (iv) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about or under the Premises or with respect to any Hazardous Materials removed from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly, as possible, and in any event within five (5)
     business days after Tenant first received or sent the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof.
     Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in/on, about or under the Premises, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to or in any way connected with the
     Premises without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto;

                    (3)  Tenant shall indemnify, at Landlord's option, defend
     (with counsel reasonably acceptable to Landlord), protect and hold
     Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence, release or discharge of
     Hazardous Materials in, on, under, upon or from the Premises to the extent that such presence, release or discharge was caused or permitted by Tenant or any Tenant Party, or any of their invitees, or from the transportation or disposal of Hazardous Materials to or from the Premises or the Project by Tenant or any Tenant Party, or any of their invitees
     (herein, a TENANT RELEASE).  Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises or the Project and any other land contaminated or adversely effected by the Tenant Release and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of this Lease;

                    (4)  Landlord may at any time commission an environmental
     audit of the Premises or the Project. If it is determined that a Tenant
     Release has in fact occurred, then, without limitation of any other remedy
     Landlord may have hereunder, Tenant shall reimburse the actual costs of the testing to Landlord on demand as additional Rent.

                    (5)  Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's actual knowledge and belief regarding the presence of Hazardous Materials in, on or under the Premises.

          C.   ENVIRONMENTAL STUDIES. Landlord represents that, except as set forth in any written studies or reports provided to Tenant, Landlord has no actual knowledge of any adverse environmental conditions affecting the Land;
provided. however, that Landlord makes no representations or warranties regarding the truth or accuracy of the environmental reports so provided and
Tenant shall rely upon such reports, if at all, at Tenant's sole risk.

          D.   SURVIVAL.  The respective covenants, rights and obligations of
Landlord and Tenant under this Paragraph 8 shall survive the expiration or earlier termination of this Lease.

     9.   SIGNAGE. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval and shall be submitted to Landlord for approval prior to the Commencement Date of this Lease. Tenant shall repair, paint and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Tenant shall not (i) make any changes to the exterior of the
Building, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Building, without Landlord's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Building shall conform in all respects to the criteria established by Landlord and Applicable Laws.

     10.  TAXES.

          A.   REAL PROPERTY TAXES. Subject to reimbursement by Tenant as provided in Paragraph 4B above, Landlord shall pay all taxes, assessments and governmental charges of any kind and nature and all assessments due to deed restrictions and/or owner or community associations (collectively referred to herein as REAL PROPERTY TAXES), that accrue against the Project, or any part thereof. If at any time during the term of this Lease, there shall be levied, assessed or unposed on Landlord a capital levy or other tax directly on the
Rent received under this Lease and/or a franchise tax, gross receipts tax (but not a typical or customary state or federal income tax), assessment, levy or charge measured by or based, in whole or in part, upon Rent paid under this
Lease, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term
REAL PROPERTY TAXES for the purposes hereof. Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the
Project and the Premises within the applicable taxing jurisdiction. Tenant agrees to pay its Proportionate

Share of the cost of such consultant as additional Rent.

          B.   PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against Tenant's Property and any other personal property or fixtures placed or installed in the Premises or the Project by or on behalf of Tenant. If any such taxes are levied or assessed against Landlord or
Landlord's property and (i) Landlord pays the same, or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, Tenant shall pay to
Landlord such taxes within ten (10) days after demand. If Tenant later contests such taxes and is successful in abating or reducing all or a portion of same, and provided that Tenant has, in fact, reimbursed Landlord for the taxes paid by Landlord, Landlord will return to Tenant the amount by which such taxes were reduced or abated, up to the amount Tenant reimbursed Landlord.

     11.  UTILITIES. Landlord agrees to provide water, sewer and gas utility lines to the outside of the exterior walls of the Building and electricity service to be provided to a transformer located at the Project. Tenant shall pay for all utilities servicing the Premises, including, without limitation water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the
Premises, and any maintenance charges for utilities. Tenant shall pay its
Proportionate Share of all charges for jointly metered and common area utilities as additional Rent. Landlord shall not be liable for any interruption or failure of utility service at the Premises and all Rent owed pursuant to the terms of this Lease shall continue to be due notwithstanding such interruption.

     12.  REPAIRS AND MAINTENANCE.

          A.   LANDLORD'S OBLIGATION TO REPAIR AND MAINTAIN.

                    (1) Landlord, at its own cost and expense, shall maintain
     the structural soundness of the Building's roof, foundation and exterior walls in good repair, except for reasonable wear and tear and except for damage caused by any act or omission of Tenant or any Tenant Party or their invitees. Landlord may elect to repair any damage caused by Tenant or any Tenant Party or their invitees, and if Landlord so elects, Tenant shall pay Landlord the cost or anticipated cost of such repair on demand, subject to Paragraph 13C hereof. The term WALLS as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall promptly give Landlord written notice of any defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect.

                    (2)  Landlord shall maintain or cause to be maintained all exterior painting, parking areas (inclusive of striping) and landscaped areas of the Project and utility lines outside the exterior walls of the
     Building in good condition and repair, other than those areas that are expressly Tenant's obligations under Paragraph 12B below. Tenant shall reimburse Landlord for Tenant's Proportionate Share of any costs incurred by Landlord under this paragraph, net of the Adjustments being escrowed monthly for maintenance under Paragraph 4B above.  Notwithstanding any of the above, if it is determined that any specific repair or maintenance otherwise required to be performed by Landlord under this subparagraph is caused solely by Tenant, any Tenant Party or any of their invitees,
     Tenant shall be solely responsible for the cost of such repair or maintenance and such shall be paid to Landlord outside of and in addition to the Adjustments. All such amounts payable under this subparagraph shall be owed to Landlord as additional Rent.

                    (3) In the event the Building or the Premises is damaged
     or becomes out of repair and such is the obligation of Landlord to repair or maintain hereunder, Tenant shall provided prompt written notice to
     Landlord thereof stating the nature of the needed repairs. Landlord will then have thirty (30) days to make any necessary repairs or such longer time as is reasonably necessary with the exercise of due diligence if such repairs cannot reasonably be completed in thirty (30) days.
     Additionally, in the event of an emergency, defined for purposes of this subparagraph as a condition that if allowed to continue to exist without repair would result in damage, injury or death to property or person, and assuming that it is not reasonably feasible for Tenant to give the required notice to Landlord, then Tenant may make such repairs as are reasonably necessary to prevent further immediate damage or injury to person or property; provided that Tenant gives Landlord prompt written notice of the nature of the emergency and the action taken by Tenant. In such event, Landlord shall reimburse

Tenant within thirty (30) days of invoice for the actual costs of such repairs made by Tenant.

          B.   TENANT'S OBLIGATION TO REPAIR AND MAINTAIN. Except only for maintenance, repair and replacement performed by Landlord pursuant to
Paragraph 12A hereof, Tenant, at its own cost and expense, shall maintain in good condition and promptly make all necessary repairs and replacements to
(i) all parts of the Premises, (ii) all utility lines and appurtenances from the exterior walls of the Building to and within the Premises, and (iii) any and all overhead doors, loading docks, loading dock levelers and loading dock equipment.  Additionally, Tenant shall maintain the walkways, parking areas and facilities, driveways and alleys located within the Adjacent Area, as illustrated on EXHIBIT "C" attached hereto, in a reasonably clean and sanitary condition. Tenant, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises; which service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises.

     Landlord reserves the right to perform any of Tenant's obligations set forth under this paragraph including utility line maintenance and any other items that are otherwise Tenant's obligations under this paragraph to the extent that Tenant fails to perform its obligations thereunder within the time frames set forth in Paragraph 18F. In such event, Landlord shall be entitled to an administrative fee of ten percent (10%) of the costs and expense of all of the foregoing, and Tenant shall be liable for the cost and expense of such repair, replacement, maintenance and other such items, as well as the administrative fee.

     13.  INSURANCE.

          A.   LANDLORD'S INSURANCE. Landlord shall maintain insurance
covering the Building (except that Landlord shall not be required to insure any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in or about the Premises or for the benefit of, or by or for Tenant, including, without limitation, the
Tenant Finish Work) in an amount not less than one hundred percent (100%) of the replacement cost thereof insuring against the perils of Fire, Lightning,
Extended Coverage, Vandalism and Malicious Mischief (collectively, LANDLORD'S
INSURANCE).

          B.   TENANT'S INSURANCE. Tenant, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation
(or its equivalent provided such is approved by Landlord, such not to be unreasonably withheld) and commercial general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damages and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises and the
Project; provided, such limits may be adjusted upward in Landlord's reasonable discretion based upon inflation or upon the type of business conducted by Tenant in the Premises. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this
Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Landlord), (ii) be issued on an occurrence (not claims made) basis, (iii) be issued by an insurance company which is acceptable to Landlord, and (iv) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Landlord. In addition to the above, Tenant shall maintain insurance insuring the interest of Tenant and covering all of
Tenant's property and all partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in or about the Premises or for the benefit of, or by or for Tenant, inclusive of the
Tenant Finish Work, and covering all contents of the Premises, in an amount not less than one hundred percent (100%) of the replacement cost thereof insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and at least thirty (30) days prior to the effective date of each renewal of said insurance.

     Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the Building is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord upon demand.

          C.   WAIVER OF SUBROGATION. NOTWITHSTANDING ANY OTHER PROVISION OF
THIS LEASE, LANDLORD AND TENANT HEREBY WAIVE ANY RIGHTS EACH MAY HAVE AGAINST
THE OTHER ON ACCOUNT OF ANY LOSS OR DAMAGE OCCASIONED TO LANDLORD OR TENANT,
AS THE CASE MAY BE (WHETHER OR NOT SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT
OR SOLE OR CONCURRENT NEGLIGENCE OF, WITH RESPECT TO LOSS OR DAMAGE TO THE
PROPERTY OF TENANT, LANDLORD OR ANY LANDLORD PARTY, OR, WITH RESPECT TO ANY
LOSS OF DAMAGE TO ANY PROPERTY OF LANDLORD, OF TENANT, ANY TENANT PARTY OR
ANY OF THEIR INVITEES), TO THEIR RESPECTIVE PROPERTY, THE PREMISES, ITS
CONTENTS OR TO ANY OTHER PORTION OF THE BUILDING OR THE PROJECT ARISING FROM
ANY RISK THAT WOULD BE COVERED BY ANY INSURANCE REQUIRED TO BE CARRIED UNDER
THIS LEASE (WHETHER OR SUCH INSURANCE IS ACTUALLY CARRIED OR MAINTAINED), OR
OTHERWISE CARRIED BY THE WAIVING PARTY (BUT, AS TO ANY SUCH INSURANCE
OTHERWISE CARRIED, ONLY TO THE EXTENT OF SUCH INSURANCE PROCEEDS ACTUALLY
RECOVERED).  THE PARTIES HERETO EACH, ON BEHALF OF THEIR RESPECTIVE INSURANCE
COMPANIES INSURING THE PROPERTY OF EITHER LANDLORD OR TENANT AGAINST ANY SUCH
LOSS, WAIVE ANY RIGHT OF SUBROGATION THAT IT MAY HAVE AGAINST LANDLORD OR
TENANT, AS THE CASE MAY BE. EACH PARTY TO THIS LEASE AGREES IMMEDIATELY TO
GIVE TO EACH SUCH INSURANCE COMPANY WRITTEN NOTIFICATION OF THE TERMS OF THE
MUTUAL WAIVERS CONTAINED IN THIS PARAGRAPH, AND TO HAVE SAID INSURANCE
POLICIES PROPERLY ENDORSED, IF NECESSARY, TO PREVENT THE INVALIDATION OF SAID
INSURANCE COVERAGES BY REASON OF SAID WAIVERS.

     14.  LIABILITY/INDEMNIFICATION.

          A.   LANDLORD'S LIABILITY AND INDEMNITY.

                    (1)  RELEASE FROM LIABILITY. Except as otherwise
     expressly provided in this Lease, neither Landlord nor any Landlord
     Party (hereinafter defined) will be liable to Tenant or any Tenant Party or any of their invitees for any death or injury to person or damage to property on or about the Premises or the Project caused by or arising out of, in whole or in part, (i) the negligence of, or act or omission of, Tenant or any Tenant Party or any of their invitees, (ii) the
     Premises or the Project becoming out of repair, (iii) the leakage of gas, oil, water or steam or by electricity emanating from any part of the Premises or the Project, or (iv) any other cause, unless and then only to the extent such death or injury to person or damage to property is due to the negligence or willful misconduct of Landlord or any
     Landlord Party. As used in this Paragraph 14, a LANDLORD PARTY shall mean one or more of Landlord's officers, partners, shareholders, employees, agents or contractors.

                    (2)  LANDLORD'S INDEMNITY OF TENANT. Except for any
     claims, rights of recovery and causes of action that Tenant has expressly herein waived or released or for which Landlord is not responsible hereunder, Landlord shall indemnify and hold Tenant and each
     Tenant Party harmless from and against any and all fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character, including reasonable court costs and attorneys fees, suffered by, recovered from, or asserted against Tenant or any Tenant
     Party for any injury or death to any person or damage to any property in, on, or about the Premises or the Project to the extent, and only to the extent, that such death or injury to person or damage to property is caused by the negligence or willful misconduct of Landlord or any
     Landlord Party. Upon the occurrence of an event which Landlord is required to indemnify Tenant against, and upon demand by Tenant,
     Landlord shall employ counsel reasonably acceptable to Tenant and defend
     Tenant against any liability for such event, all at Landlord's cost.

          B.   TENANT'S INDEMNITY. Except for any claims, rights of recovery and causes of action that Landlord has expressly herein waived or released or for which Tenant is not responsible hereunder, Tenant shall indemnify and hold Landlord and each Landlord Party harmless from and against any and all fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character, including reasonable court costs and attorneys fees, suffered by, recovered from, or asserted against Landlord or any Landlord Party (i) arising by reason of any breach, violation or non-performance by Tenant of any term, provision, covenant, condition or agreement to be performed or abided by Tenant hereunder, (ii) arising on account of death, injury or damage to person or property in, on, or about the
Premises or the Project when such death, injury or damage is caused or arises out of the negligence or willful misconduct of Tenant, any Tenant Party or any of their invitees, and (iii) with respect to any action brought by a
Tenant Party or any invitee of Tenant or any Tenant Party, arising out of any matter for which neither Landlord nor any Landlord Party is liable or responsible hereunder. Upon the occurrence of an event which Tenant is required to indemnify Landlord or a Landlord Party against, and upon demand by Landlord, Tenant shall employ counsel reasonably acceptable to Landlord and defend Landlord or such Landlord Party against any liability for such event, all at Tenant's cost.

          C.   LIABILITY FOR ACTS OF TENANT AND LANDLORD PARTIES. The
individual(s) executing this Lease on behalf of Landlord or Tenant, as applicable, are doing so in their representative capacity only, solely as a representative of Landlord or Tenant, as applicable, and any liability to
Landlord or any Landlord Party or Tenant or any Tenant Party arising or resulting hereunder based upon the actions of such individual(s) or any other
Landlord Party or Tenant Party, as applicable, shall merely be that of
Landlord (as to any Landlord Party) or Tenant (as to any Tenant Party) and
not such individual(s) or Landlord Party or Tenant Party.

          D.   SURVIVAL. The releases, indemnities and covenants of Landlord and Tenant in this Paragraph 14 are in addition to, and not in limitation of, any other indemnities made by Landlord or Tenant elsewhere in this Lease. The provisions of this Section 14 shall survive the expiration or termination of this Lease with respect to any claims or liability arising out of events occurring prior to such expiration or termination.

     15.  CASUALTY.

          A.   TERMINATION OF LEASE. If the Premises should be damaged or destroyed by fire or other peril, Tenant immediately shall give written notice to Landlord. If: (i) the Building should be totally destroyed by any peril not covered by the insurance to be provided by Landlord under Paragraph
13A above; or if (ii) the Premises should be so damaged thereby that, in
Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage; or if (iii) the
Premises should be so damaged thereby that, in Landlord's estimation, rebuilding or repairs of the portion thereof required to be insured by
Landlord can be substantially completed within one hundred eighty (180) days after the date of such damage, but the insurance proceeds available to
Landlord will not, in Landlord's estimation, be sufficient to complete such rebuilding or repairs (due to such insurance proceeds being applied to mortgage debt or otherwise) and Landlord is either unable or unwilling to advance sufficient funds to complete such rebuilding or repairs; then in any of such events this Lease shall cease and terminate as if and to the extent the effective date of such termination had been the date originally scheduled for the expiration of the term of this Lease, and the Rent shall be abated during the previously unexpired term of this Lease, effective upon the date of the occurrence of such damage. Landlord's determinations under this paragraph must be made in writing to Tenant within forty-five (45) days after the subject casualty.

          B.   RESTORATION OF PREMISES BY LANDLORD. Subject to the provisions of Section 15.A above, if the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 13A above, and in
Landlord's estimation, rebuilding or repairs of the portion thereof required to be insured by Landlord can be substantially completed within one hundred eighty (180) days after the date of such damage, this Lease shall not terminate, and Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Tenant. During any period of rebuilding, repair and restoration, Landlord shall allow Tenant a reasonable reduction in Rent based upon, among other things, the adverse effect such casualty and restoration have on Tenant's business operations.
Subject to Force Majeure, if such repairs and rebuilding of the Premises have not been substantially completed within one hundred eighty (180) days after the date of such damage, Tenant, as Tenant's exclusive remedy, may give
Landlord notice of Tenant's intention to terminate the Lease effective as of the date specified in such notice, which date shall be not less that thirty
(30) days after the notice. If the repairs and rebuilding have not been substantially completed by the date specified in such notice, Tenant, as
Tenant's exclusive remedy, may immediately terminate this Lease by delivering written notice of termination to Landlord, in which event the rights and obligations hereunder shall cease and terminate as if and to the extent the effective date of such termination had been the date originally scheduled for the expiration of the term

of this Lease, and Rent shall be abated during the previously unexpired term of this
Lease, effective upon the date of the termination.

     16.  CONDEMNATION.

          A.   MATERIAL TAKING. If any portion of the Premises or the
Project is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking materially interferes with the use of the Premises for the purpose for which they were leased to Tenant or causes the Premises or the exclusive parking area designated for Tenant to be in noncompliance with Applicable Laws, then within thirty (30) days after such taking Landlord shall notify Tenant as to whether or not Landlord will reconstitute the Premises or the Project such that the Premises or the
Project once again complies with Applicable Laws or replicate the Premises or the Project to substantially the condition it was in prior to such taking, as applicable, within one hundred eighty (180) days after such taking.  If
Landlord notifies Tenant that it will not replicate or reconstitute the
Premises or the Project, as applicable, or otherwise fails to complete the reconstitution or replication within one hundred eighty (180) days after such taking, then this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective as of the date of such taking.
If Landlord notifies Tenant that it will replicate or reconstitute the
Premises or the Project, as applicable, then this Lease shall not terminate but Rent accruing after the date of such taking shall be reduced to such extent as may be fair and reasonable under all of the circumstances (which may include a abatement of all Rent), effective as of the date of such taking until the Premises or the Project as applicable, is fully reconstituted or replicated, at which time Rent will again adjust to the amounts set forth in
Paragraph 4.

          B.   OTHER TAKING. With respect to any taking not covered by
Paragraph 16A above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances, effective as of the date of such taking.

          C.   CONDEMNATION PROCEEDS. All compensation awarded in connection with or as a result of any eminent domain or condemnation proceedings shall be the property of Landlord, and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant or reasonably allocable to Tenant for the taking of Tenant's fixtures and improvements that Tenant would be permitted to remove upon termination of this Lease.

     17.  ASSIGNMENT AND SUBLETTING.

          A.   PROHIBITION ON ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord.  Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. If
Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or a part of the Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant, the commencement date of such assignment or subletting, the nature and character of the business of the proposed assignee or subtenant and the proposed rates, terms and other pertinent conditions of such assignment or subletting. Upon receipt of a request for consent to an assignment or subletting, and unless such request pertains to an assignment or sublease governed by Paragraph 17B below, Landlord shall have the option (to be exercised within thirty (30)
days from the submission of Tenant's written request) to (i) cancel this
Lease (or the applicable portion thereof as to a partial subletting) as of the commencement date stated in the above-mentioned notice of subletting or assignment, unless Tenant withdraws the proposal to sublet or assign within ten (10) days after Landlord's notice of cancellation is given, (ii) permit such assignment or subletting, or (iii) reasonably withhold its consent to such assignment or subletting. If Landlord elects to cancel this Lease and
Tenant does not withdraw the proposal to sublet or assign, then the term of this Lease (as to the applicable portion of the Premises), and the tenancy and occupancy of the applicable portion of the Premises by Tenant hereunder, shall cease, terminate, expire, and come to an end as if the cancellation date was the original termination date of this Lease with respect to the applicable portion of the Premises. In the event Landlord consents to a proposed assignment or subletting and the rent due and payable by any such assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any

other consideration therefor or any payment, incident thereto) exceeds the
Base Monthly Rent payable under Paragraph 3 of this Lease for the applicable space, net of Tenant's actual reasonable costs incurred in connection with such assignment or subletting (E.G., attorneys' fees, marketing costs (but not Tenant's internal costs)) and net of any finish out allowance granted by
Tenant in connection with any assignment or sublease not in excess of market
(E.G., Tenant may not recover any finish out allowance in excess of that which would granted to a similarly situated tenant for similar space in similar properties in the Dallas/Fort Worth area), Tenant shall pay to
Landlord all such excess rent and other excess consideration within ten (10)
days following receipt thereof by Tenant, whether or not such assignment or subletting pertains to an assignment or subletting permitted under Paragraph
17B below.

          B.   PERMITTED ASSIGNMENTS/SUBLEASES. Notwithstanding the
provisions of Paragraph 17A, Tenant may, without the consent of Landlord, at any time assign or otherwise transfer this Lease or any portion thereof to any Affiliate (hereinafter defined); or any Corporation resulting from the consolidation or merger of Tenant into or with any other entity; or to any person, firm, entity or corporation acquiring a majority of Tenant's issued and outstanding capital stock or substantially all of Tenant's assets. As used herein, the term AFFILIATE shall mean a person or entity, corporate or otherwise, that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Tenant. The term CONTROL means the right and power, direct or indirect, to direct or cause the direction of the management and policies of a person or business entity, corporation or otherwise, through ownership or voting securities, by contract or otherwise; provided, however, that in the event of an assignment, the assignee shall assume in writing the terms and conditions set forth herein to be observed and performed by the Tenant in a form reasonably approved by Landlord. A sublease or assignment pursuant to this Paragraph 17B shall not be subject to Landlord's recapture rights set forth in Paragraph
17A above.

          C.   ASSIGNMENTS IN BANKRUPTCY.

                    (1)  If this Lease is assigned to any person or entity
     pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101
     et. seq. (the BANKRUPTCY CODE), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the
     Bankruptcy Code. Any and all monies or other considerations constituting
     Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

                    (2)  Any person or entity to which this Lease is assigned
     pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

          D.   EFFECT OF ASSIGNMENT. Any assignee, sublessee or transferee of
Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as TRANSFEREES), by assuming
Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees in contravention of this Paragraph 17. No assignment, subletting or other transfer, whether consented to by Landlord or not or permitted hereunder shall relieve the Tenant named herein of any liability hereunder for the obligations of the "Tenant". If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sum due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of
Tenant's obligations hereunder.

     18.  DEFAULT BY TENANT. The following events (herein individually referred to as EVENT OF DEFAULT) each shall be deemed to be events of default by Tenant under this Lease:

          A.   Tenant shall fail to pay any installment of the Rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days after receipt of written notice from Landlord; provided, however, that an event of default will occur without any

obligation of Landlord to deliver any notice if Landlord has given Tenant written notice under this Paragraph 18A on two (2) or more occasions during the twelve (12) month period preceding the current failure by Tenant to timely pay Rent (though Tenant in such instances is granted a five (5) day grace period from the date upon which the subject payment was due).

          B.   Tenant or any guarantor of the Tenant's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv)
commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this paragraph.

          C.   Any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking
(i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;
(iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five
(45) days.

          D.   OMITTED.

          E.   Tenant shall fail to discharge any lien placed upon the
Premises or the Project in violation of Paragraph 28 hereof within sixty (60)
days after any such lien or encumbrance is filed against the Premises or the
Project; provided, however, that if Tenant in good faith disputes such lien,
Tenant may contest the lien without being in default hereunder provided that
Tenant bonds the lien to Landlord's reasonable satisfaction and the lien is in any event removed or extinguished no later than one hundred and twenty
(120) days after filing.

          F.   Tenant shall fail to comply with any other terms in this Lease other than those for which an event of default has been described in this
Paragraph 18, and such failure is not cured within thirty (30) days after written notice thereof to Tenant, such notice to specify the nature of the default and the action required to cure same, or if such failure cannot reasonably be cured in thirty (30) days, such time as is reasonable under the circumstances, not to exceed ninety (90) days, and provided that Tenant must diligently proceed to cure the default.

     19.  LANDLORD'S REMEDIES. Upon the occurrence of any event of default specified in this Lease, Landlord, at its option, may exercise one (1) or more of the following remedies, in addition to all other rights and remedies provided at law or in equity.

          A.   Landlord may, without judicial process, terminate this Lease
(whereupon all obligations and liabilities of Landlord hereunder shall terminate) and without further notice repossess the Premises without having any liability therefor (including specifically any liability or duty under
Section 93.002 of the Texas Property Code which is specifically superseded by this Paragraph 19A) and be entitled to recover all loss and damage Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including without limitation, accrued Rent and interest thereon, accrued late charges and interest thereon, the unamortized cost of the Tenant Finish Work made at
Landlord's expense pursuant to Paragraph 2 hereof or otherwise, broker's fees and commissions, attorneys' fees, moving allowance and any other costs incurred by Landlord in connection with making or executing this Lease, the cost of recovering the Premises and the costs of reletting the Premises
(including without limitation advertising costs, brokerage fees, leasing commissions, reasonable attorneys' fees and refurbishing costs). If such termination is caused by the failure to pay Rent, Landlord may elect, by sending written notice thereof to Tenant, to receive liquidated damages in an amount equal to the product of (i) the sum of the all Rent and other charges payable hereunder for the month during which this Lease is terminated multiplied by (ii) the lesser of (x) the product of sixty percent (60%)
multiplied by the number of full calendar months which would have remained in the term of this Lease but for such termination or (y) twenty-four (24). Such liquidated damages shall be in lieu of the payment of loss and damage accruing after the date of such termination, but shall not be in lieu of or reduce in any way any amounts or damages payable by Tenant to Landlord and accruing prior to the date of termination, which for all purpose shall include, but not be limited to, accrued Rent and interest thereon, late charges and interest thereon the unamortized cost of the Tenant Finish Work, broker's fees and commissions, attorneys' fees, any moving allowances and any other costs incurred by Landlord in connection with making or executing this
Lease. Nothing contained in this Lease shall limit or prejudice the right of
Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

          B.   Landlord may, without judicial process, immediately terminate
Tenant's right of possession of the Premises by delivering to Tenant written notice of such termination (whereupon all obligations and liability of
Landlord hereunder shall terminate), but not terminate this Lease, and, without notice or demand, enter upon the Premises or any part thereof and take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises, by force if necessary, change the locks, without having any liability therefor (including specifically any liability or duty under Section 93.002 of the Texas Property
Code which is specifically superseded by this Paragraph 19B) and at
Landlord's option, Landlord may relet the Premises or any part thereof for such terms and such rents as Landlord may in its sole discretion elect. In the event of a termination of Tenant's possession of the Premises under this
Part B and notwithstanding anything in Section 93.002 of the Texas Property
Code to the contrary, Landlord shall have no obligation whatsoever to tender to Tenant a key for new locks installed in the Premises and Tenant shall have no further right to possession of the Premises. In the event Landlord shall elect so to relet, then rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall designate), second, to the payment of any cost of such reletting, including, without limitation, refurbishing costs, reasonable attorneys' fees, advertising costs, brokerage fees and leasing commissions, and third, to the payment of Rent due and unpaid hereunder (in such order as Landlord shall designate), and Tenant shall satisfy and pay any deficiency upon demand thereof from time to time. No re-entry or taking of possession of the
Premises by Landlord pursuant to this Paragraph 19B shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to Paragraph 19A above and, notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. If
Landlord relets the Premises, either before or after the termination of this
Lease for a rental rate greater than the Rent provided in this Lease, then for that portion of the Premises that is subject to such new lease, all such excess rentals shall be and remain the exclusive property of Landlord, and
Tenant shall not be, at any time, entitled to recover said excess rental.

          C.   Landlord may, without judicial process enter upon the
Premises, by force if necessary, without having any civil or criminal liability therefor (including specifically any liability or duty under
Section 93.002 of the Texas Property Code which is superseded by this
Paragraph 19C), and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus an administrative fee equal to ten percent
(10%) of the amount of such reimbursement. Tenant further agrees that
Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

          D.   Any repossession of or re-entering on the Premises by Landlord under this Article shall be without liability or responsibility for damages to Tenant. No repossession of or re-entering upon the Premises or any part thereof pursuant to Paragraphs 19B or 19C or otherwise and no reletting of the Premises or any part thereof pursuant to Paragraph 19B shall relieve
Tenant or any guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession of or re-entering upon the Premises or any part thereof by reason of the occurrence of an event of default Tenant will continue to pay to Landlord Rent required to be paid by Tenant.

          E.   No right or remedy herein conferred upon or reserved to
Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to the other remedies provided in this

Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Tenant shall indemnify and hold
Landlord harmless from any and all costs, expenses (including reasonable attorneys' fees), claims and causes of action arising from or in connection with any default by Tenant under this Lease.

     F.   If Landlord repossesses the Premises pursuant to the authority herein granted or provided at law or in equity, then Landlord shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by
Landlord or repossession thereof by any lessor thereof or third party having a superior lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (CLAIMANT) who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

          G.   To the extent required under Texas law, Landlord agrees to use reasonable efforts to mitigate any of its damages arising from the occurrence of an event of default by Tenant involving Tenant's abandonment of the
Premises. Tenant agrees that this requirement to use reasonable efforts will have been satisfied by Landlord: (i) notifying its leasing agent of the availability of the Premises for rent, and (ii) showing the Premises to prospective tenants who request to see the Premises and to prospective tenants referred to Landlord by Tenant. In no event shall Landlord be deemed not to have mitigated its damages if Landlord chooses to lease some or all of other space in the Building or the Project or, as applicable, the
Development, to a prospective tenant, rather than some or all of the Premises.

     20.  DEFAULT BY LANDLORD AND TENANT'S REMEDIES. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, or if such obligations cannot reasonably be accomplished in thirty (30) days, Landlord has not commenced performance within such thirty (30) day period and thereafter diligently prosecutes performance through completion, Tenant's exclusive remedy shall be an action for actual damages. In no event shall Landlord be liable to Tenant for consequential, punitive or special damages (or any similar types of damages) by reason of a failure to perform (or a default) by
Landlord hereunder or otherwise. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being, of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the term of this Lease upon each new owner for the duration of such owner's ownership.
Notwithstanding any provisions of this Lease to the contrary, the liability of
Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Landlord's interest in the Project, and Tenant agrees to look solely to Landlord's interest in the Project and for recovery of any judgment from Landlord, it being intended and agreed that Landlord shall not be personally liable for any judgment or deficiency.

     21.  BANKRUPTCY.

          A.   Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as Rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

          B.   This a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365 (e)(2)
of the Bankruptcy Code.

     22.  SECURITY DEPOSIT. Tenant agrees to deposit with Landlord on the date hereof an amount equal to

$24,825.33 which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this Lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an event of default by Tenant, Landlord may use all or part of the deposit to pay past due Rent or other payments due
Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay
Landlord the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Landlord, but any remaining balance of such deposit shall be returned by Landlord to Tenant when Tenant's obligations under this Lease have been fulfilled and this Lease terminated, all in accordance with Applicable Laws.

     23.  WAIVER OF SECURITY INTEREST. Landlord hereby waives and negates any and all contractual liens and security interests, statutory liens and security interests or constitutional liens and security interests arising by operation of law or otherwise to which Landlord might now or hereafter be entitled on all property of Tenant now owned or hereafter placed in or upon the Premises (except for judgment liens which may hereafter arise in favor of
Landlord).

     24.  SURRENDER UPON TERMINATION. At the termination of this Lease, by its expiration or otherwise, Tenant immediately shall deliver possession of the Premises to Landlord in good condition and repair and with all repairs and maintenance required herein to be performed by Tenant completed, including, without limitation, repairs and maintenance of all heating and air conditioning systems and equipment therein, reasonable wear and tear and damage due to fire or other casualty excepted. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof.

     25.  HOLDING OVER. If, for any reason, Tenant retains possession of the
Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Landlord or Tenant at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that
Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to 150% of the Base Monthly Rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of
Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 25 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord. In addition to the above,
Tenant shall be liable to Landlord for Landlord's actual damages resulting as a result of any holdover by Tenant.

     26.  QUIET ENJOYMENT. Landlord covenants that on or before the
Commencement Date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord agrees that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the
Premises for the term of this Lease without hindrance or molestation from
Landlord, subject to the terms and provisions of this Lease.

     27.  ENTRY BY LANDLORD. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease or to make such repairs or installations as are necessary for other tenants in the Building.
During the period that is six (6) months prior to the end of the term of this
Lease, upon telephonic notice to Tenant, Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Landlord shall also have the right (but not the obligation) to enter the Premises at any time, and by force if necessary, in the case of an emergency. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

     28.  MECHANICS LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or Tenant in the
Premises or the Project or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed at the Premises or the Project and that it will indemnify and hold Landlord harmless from and against any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Premises or the Project or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises or the Project.

     29.  WAIVER. No waiver by either party hereto of any provision of this
Lease or of any default, event of default or breach by the other shall be deemed to be a waiver of any other provision of this Lease, or of any subsequent default, event of default or breach by such party of the same or any other provision. A party's consent to or approval of any act by the other that requires such approval or consent shall not be deemed to render unnecessary the obtaining of such consent to or approval of any subsequent act of such party. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises. The acceptance of any Rent by
Landlord following a default, event of default or breach of this Lease by
Tenant shall not constitute a waiver by Landlord of such default, event of default or breach or any other default, event of default or breach unless such waiver is expressly stated in writing and signed by Landlord.

     30.  SUBORDINATION. Conditioned upon the beneficiary of any mortgages and/or deeds of trust now existing or hereafter placed upon the Premises entering into an agreement (herein an ATTORNMENT AGREEMENT) with Tenant in which such beneficiary agrees not to disturb the possession and other rights of Tenant under this Lease so long as Tenant is not in default in the performance of its obligations hereunder, and, in the event of the acquisition of title by such beneficiary through foreclosure proceedings or a deed in lieu of foreclosure, to accept Tenant as tenant of the Premises under the terms and conditions of this Lease, Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or hereafter constituting a lien or charge upon the Premises, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust.  Subject to the foregoing, Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.  For purposes of this section, Landlord will be deemed to have satisfied the condition of obtaining an Attornment Agreement if the form thereof required by the mortgagee is a type of form that is customarily given by institutional lenders, provided that Tenant shall have the right to attempt to negotiate more favorable terms.

     31.  TENANT ESTOPPELS.  Tenant agrees, from time to time, within ten
(10) days after request of Landlord to deliver to Landlord, or Landlord's designee, a certificate of occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that
Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     32.  NOTICES. All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective (i) on the business day sent if sent by telecopier during normal business hours and the sending telecopier generates a written confirmation of sending, (ii) the next business day after delivery to a nationally-recognized-overnight-courier service for prepaid overnight delivery; (iii) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, three (3) days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or (iv) upon actual receipt by the addressee if delivered personally or by any method other than by telecopier (with written confirmation),
nationally-recognize-overnight-courier service, or mail, in each instance addressed to Landlord or Tenant,

as the case may be, addressed:

     if to Landlord, as follows:

                                   MEPC Quorum Properties II Inc.
                                   15303 Dallas Parkway, Suite 100, LB 10
                                   Dallas, Texas 75248
                                   Attn: Property Manager
                                   Telecopy: (972) 851-7012

     and, if to Tenant, as follows:

                                   Mannatech, Inc.
                                   600 S. Royal Lane
                                   Suite 200
                                   Coppell, Texas 75019
                                   Attn: Ronald E. Kozak
                                   Telecopy: (972) 471-7389

or to such other address or to the attention of such other person as shall be designated by the applicable party and on fifteen (15) days notice from time to time in writing and sent in accordance herewith.

     33.  PARKING. Tenant and its employees, customers and licensees shall have the exclusive right to use any parking areas that have been specifically designated for such exclusive use by Landlord on the Site Plan, subject to
(i) all rules and regulations promulgated by Landlord in its reasonable discretion, and (ii) rights of ingress and egress of other lessees of the
Project or the Development, as applicable. Tenant and its employees, customers and licensees shall not have the right to use any parking area that are from time to time specifically designated by Landlord for exclusive use by another lessee, except to the extent necessary for ingress and egress.
Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Tenant agrees not to use more spaces than so provided.

     34.  OPTION TO RENEW.

          A.   If Tenant is not in default under this Lease at the time of the exercise of this option or at the commencement of the applicable Lease Term extension, Tenant is granted the option (the OPTION) to extend the Lease Term for one (1) extension term of five (5) years commencing on the next day after the expiration of the initial Lease Term by giving Landlord all extension notice at least nine (9) months, but not more than twelve (12) months, prior to the expiration of the initial Lease Term. Tenant's lease of the Premises during the extended Lease Term will be upon the same terms as in the Lease for the initial Lease Term, except that (i) Base Monthly Rent will adjust on the first day of the extended Lease Term to the Market Rate (defined below), and (ii) during the extended Lease Term Tenant will have no further options or rights to extend the Lease Term.

          B.   Within thirty (30) days after Landlord receives Tenant's written notice of its exercise of the Option, Landlord shall deliver a notice to Tenant
(the MARKET RATE NOTICE) specifying the Market Rate for the extended Lease Term, such to be based upon Landlord's reasonable and good-faith determination of rents being charged for comparable space in similar properties in the
Freeport North Industrial Park, Coppell, Texas, for terms commensurate with the extended Lease Term and for tenants similarly situated. Tenant shall have fifteen (15) days (the EXAMINATION PERIOD) from its receipt of the Market
Rate Notice to accept or reject Landlord's designation of the Market Rate. If
Tenant accepts Landlord's designation of the Market Rate, the MARKET RATE will be as set forth in the Market Rate Notice, and Tenant's election to exercise the Option shall be irrevocable. If Tenant fails to accept in writing Landlord's designation of the Market Rate set forth in the Market
Rate Notice during the Examination Period, Tenant shall be deemed to have rejected Landlord's designation of the Market Rate.  If Tenant rejects or is deemed to have rejected Landlord's designation of the Market Rate and
Landlord and Tenant cannot agree in writing on the Market Rate within the earlier to occur of (i) fifteen (15) days after the date Landlord receives
Tenant's written rejection of Landlord's designation of

the Market Rate set forth in the Market Rate Notice, or (ii) fifteen (15)
days after the expiration of the Tenant is deemed to have rejected Landlord's designation of the Market Rate as set forth in the Market Rate Notice (in either of such instances, the NEGOTIATION PERIOD), then Tenant will be deemed to have elected to revoke its exercise of the Option, and this Lease will expire in accordance with Paragraph 1 above.

          C.   Tenant may not assign the Option to any assignee (except an
Affiliate) or sublessee of this Lease. No sublessee and no assignee (except an
Affiliate) may exercise the Option.

          D.   If the Lease Term is extended under this Paragraph 34, Landlord shall prepare, and Landlord and Tenant will execute and deliver an amendment to the Lease extending the Lease Term within fifteen (15) days after the
Market Rate is determined but in no event later than the date that the applicable extension term commences; provided, however, that the failure of the parties to enter into such an amendment will not affect the validity of
Tenant's exercise of the Option or the obligations of the parties during the extended Lease Term.

     35.  RIGHT OF FIRST REFUSAL ON ADJACENT SPACE.

          A.   If at any time during the first three (3) years of the Lease
Term Landlord receives a bona fide offer from a third party (the THIRD PARTY
OFFER) for the lease of that space shown on the Site Plan as the Refusal
Space, such consisting of approximately 24,600 square feet, or any portion thereof, that Landlord wants to accept, and conditioned upon Tenant not then being in default hereunder, Landlord will first provide Tenant with written notice (the REFUSAL NOTICE) thereof. Tenant will have seven (7) business days
(the REFUSAL PERIOD) from the date it receives the Refusal Notice to elect to lease all, but not less than all, of the Refusal Space. If Tenant has not notified Landlord in writing of such election prior to the expiration of the
Refusal Period, then Tenant shall be deemed to have elected not to lease the
Refusal Space. If Tenant timely and properly elects to lease the Refusal
Space, such lease, shall be on the same terms and conditions for the
Premises, as defined in Paragraph 1 above, provided that Base Monthly Rent and Adjustments shall be increased proportionately and further provided that the Work Allowance for the Refusal Space shall be an amount equal to the product of $3.00 per square foot of the actual Refusal Space multiplied by a fraction, the numerator of which is the number of months then remaining in the Lease Term (without giving effect to any option to extend the Lease Term)
and the denominator of which is 122. Tenant's election to lease the Refusal
Space shall be irrevocable once given and from and after the date thereof, the term PREMISES shall mean and include not only the Premises as defined in
Paragraph 1 above, but also the Refusal Space.

          B.   In the event Tenant does not elect (or is deemed to have not elected) to lease the Refusal Space, Landlord shall have a period of two hundred seventy (270) days from the date the Refusal Period expires (the
MARKETING PERIOD) to market the Refusal Space, or any portion thereof, for lease on terms wholly within Landlord's discretion and during which period
Landlord will not have any obligations to Tenant under this Paragraph 35. If
Landlord has not entered into a binding lease with a third party during the
Marketing Period, the right of first refusal set forth in this Paragraph 35 shall again become effective and Landlord may not lease the Refusal Space, or any portion thereof, without compliance with this Paragraph 35; provided, however, that all rights of Tenant in and under this Paragraph 35 shall in any event expire on that date which is the third anniversary of the date of this Lease if not exercised by Tenant prior to such time.

          C.   Tenant may not assign its rights under this Paragraph 35 to any assignee or sublessee of this Lease, nor may any sublessee or assignee have any rights under this Paragraph 35.

          D.   If Tenant leases the Refusal Space, Landlord shall prepare, and Landlord and Tenant will execute and deliver an amendment to the Lease confirming the lease of the Refusal Space and the new Base Monthly Rent and
Adjustments; provided, however, that the failure of the parties to enter into such an amendment will not affect the validity of Tenant's lease of the
Refusal Space or the obligations of the parties with respect thereto.

     36.  MISCELLANEOUS.

          A.   REQUIRED CONSENT. To the extent the approval or consent is required of any party hereto, such party agrees that such consent or approval may not be unreasonably withheld, delayed or conditioned unless the provision where the requirement for such consent or approval is imposed includes an express statement that such approval or consent may be withheld in such party's sole discretion.

          B.   FINANCIAL STATEMENTS. During each Lease Year, and upon written request by Landlord, Tenant shall provide to Landlord true, correct and complete copies of Tenant's year end financial statements and quarterly, non-audited, balance sheets certified by the chief financial officer (or its equivalent) of
Tenant.

          C.   CONFIDENTIALITY. Tenant shall keep the terms and provisions of this Lease confidential at all times and not disclose the terms and provisions hereof to any party without Landlord's prior written consent, which may be withheld by Landlord in its sole discretion. Landlord hereby consents to the disclosure of the terms and provisions of this Lease to employees of Tenant,
Tenant's attorneys and to any financial institution Tenant is seeking financing from in connection with this Lease and/or Tenant's operations at the Premises.
The terms of this paragraph and Tenant's agreement thereto are a material inducement to Landlord entering into this Lease, and Tenant agrees that Landlord may be severely damaged by a breach of this paragraph and the confidentiality obligations herein contained. Tenant agrees that in the event of a breach of this paragraph, Landlord may, in addition to any other remedies it may have under this Lease or at law or equity, seek injunctive relief against Tenant and/or recover damages from Tenant.

          D.   HEADINGS/GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this
Lease.

          E.   RUN WITH THE LAND. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successor and assigns, except as otherwise herein expressly provided.  Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Premises, Building and/or Project that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          F.   ORGANIZATION AND AUTHORITY.

               (i) Tenant represents and warrants to Landlord that (i) Tenant is a duly organized and existing Texas corporation and has the full right and authority to enter into this Lease and to perform all of its obligations hereunder, (ii) all requisite authorizing actions have been taken by Tenant in connection with the entering into of this Lease, and (iii) each of the persons signing this Lease on behalf of Tenant is authorized to do so. Upon request by Landlord, Tenant will provide a certified copy of the resolutions of the board of directors of Tenant authorizing the entering into of this Lease by Tenant and the execution hereof by the persons who sign this Lease on behalf of Tenant;

               (ii) Landlord represents and warrants to Tenant that (i) Landlord is a duly organized and existing Delaware corporation and has the full right and authority to enter into this Lease and to perform all of its obligations hereunder, (ii) all requisite authorizing actions have been taken by Landlord in connection with the entering into of this Lease, and
     (iii) each of the persons signing this Lease on behalf of Landlord is authorized to do so. Upon request by Tenant, Landlord will provide a certified copy of the resolutions of the board of directors of Landlord authorizing the entering into of this Lease by Landlord and the execution hereof by the persons who sign this Lease on behalf of Landlord.

          G.   RECORDING. Tenant may not record this Lease or any memorandum thereof.

          H.   ENTIRE AGREEMENT. This Lease constitutes the entire
understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly

set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by all instrument in writing signed by both parties hereto.

          I.   FORCE MAJEURE. As used in this Lease, FORCE MAJEURE shall mean a delay caused by reason of fire, acts of God, unreasonable delays in transportation, embargo, weather (I.E., rain and rain related conditions, humidity, temperature, wind, etc.), strike, other labor disputes, governmental preemption of priorities or other controls in connection with a national or other public emergency, governmental delays in permitting, delays caused by any governmental disapproval of, or required revisions to, the
Finish Plans, or shortages of fuel, supplies or labor or any similar cause not within Landlord's reasonable control.  Landlord shall not be held responsible for delays in the performance of its obligations hereunder caused by Force Majeure, and such delays shall be excluded from the computation of the time allowed for the performance of such obligations. It is expressly agreed that the number of delay days may include not only the day or days upon which the event of Force Majeure occurred but the number of days thereafter that work could not resume due to the occurrence of such event of
Force Majeure. By way of example only, rain on a Sunday, which is not scheduled as a normal work day, may prevent work for several days thereafter due to mud conditions.

          J.   SEVERABILITY. If any clause or provision of this Lease is
illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          K.   DATE OF LEASE. All references in this Lease to "the date
hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

          L.   BROKERS.

                    (1) Tenant represents and warrants that, except for The
     Amend Group (BROKER), Tenant has not dealt with any broker, agent or other person in connection with this transaction and that, except for Broker, no broker, agent or other person brought about this transaction through the acts of or employment by Tenant, and, except with respect to any commission or fee owed to Broker, Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

                    (2)  Landlord represents and warrants that, except for
     Broker, Landlord has not dealt with any broker, agent or other person in connection with this transaction and that, except for Broker, no broker, agent or other person brought about this transaction through the acts of or employment by Landlord. Landlord has agreed to pay Broker a commission pursuant to a separate written agreement between Landlord and Broker, and
     Landlord agrees to indemnify and hold Tenant harmless from and against any claims by Broker or any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Landlord with regard to this leasing transaction.

          M.   COUNTERPARTS. This Lease may be executed in counterparts, each being deemed an original, but together constituting only one instrument.

          N.   TIME FOR PERFORMANCE. TIME IS OF THE ESSENCE WITH RESPECT TO ALL
PERFORMANCE OBLIGATIONS CONTAINED IN THIS LEASE.

          O.   ATTORNEYS FEES. In the event it becomes necessary for either party hereto to file a suit to enforce this Lease or any provisions contained herein, the party prevailing in such action shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys fees incurred in such suit.

          P.   LAW GOVERNING. This Lease shall be construed and interpreted in accordance with the laws of the

State of Texas and the obligations of the parties hereto are and shall be performable in, and venue for any claim or cause of action shall reside in,
Dallas County, Texas.

          Q.   AMENDMENTS. This Lease may not be modified or amended, except by an agreement in writing signed by Landlord and Tenant. The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations, except as specifically set forth herein.

     EXECUTED BY Landlord, this 29TH day of MAY, 1997.

                                       MEPC QUORUM PROPERTIES II INC., a
                                       Delaware corporation

                                       By: /s/ PETER JOHNSON
                                          ----------------------------------
                                       Name:   PETER JOHNSON
                                            --------------------------------
                                       Title:  Executive Vice President
                                             -------------------------------

                                       By: /s/ DAVID L. CARLSON
                                          ----------------------------------
                                       Name:   DAVID L. CARLSON
                                            --------------------------------
                                       Title:  Vice President
                                             -------------------------------

     EXECUTED BY Tenant, this 29TH day of MAY, 1997.

                                       MANNATECH, INC., a Texas corporation

                                       By: /s/ CHARLES E. FIORETTI
                                          ----------------------------------
                                       Name:   CHARLES E. FIORETTI
                                            --------------------------------
                                       Title:  Chairman of the Board
                                             -------------------------------

EXHIBITS:

Exhibit A: Legal Description of 28 Acre Tract
Exhibit B: Shell Building Construction Features
Exhibit C: Site Plan
Exhibit D: Omitted
Exhibit E: Acceptance of Premises Memorandum
Exhibit F: Contractor Insurance Requirements

                                 EXHIBIT "A"

                    LEGAL DESCRIPTION OF 28 ACRE TRACT

Being a tract or parcel of land situated in the William S. Payne Survey,
Abstract No. 1140 and the C. S. Dunnagan Survey, Abstract No. 1655, City of
Coppell, Dallas County, Dallas, Texas, same being a portion of "Freeport
North", a Preliminary-Final Plat recorded in Volume 84203, Page 1835, Dallas
County Plat Records, same also being all of that certain 27.8527 acre Tract 5 conveyed to T/E Freeport North Land, Ltd. by instrument of record in Volume
94222, Page 1168, Dallas County Deed Records, said tract being more particularly described by metes and bounds as follows:

BEGINING at a 1/2 inch iron rod set in the Easterly line of that certain
157.929 acre tract of land conveyed to San Antonio Savings Association, F.A.
by instrument of record in Volume 92104, Page 4313, Dallas County Deed
Records, same being in the Northwesterly corner of said 27.8527 acre tract, same being in the Southerly line of Northpoint Drive, 80 feet wide, from which a 1/2 inch iron rod found bears North 00 degrees 13 minutes 53 seconds
West, 80.21 feet;

THENCE, along said Southerly line, South 89 degrees 45 minutes 41 seconds
East, 1268.29 feet to a 1/2 inch iron rod set for corner;

THENCE, continuing along said Southerly line, South 28 degrees 41 minutes 54 seconds East, 14.50 feet to a 1/2 inch iron rod set for corner in the
Westerly line of Royal Lane, 100 feet wide;

THENCE, along said Westerly line the following five (5) courses:

     1)  81.48 feet along the arc of a non-tangent curve to the right having a radius of 950.00 feet, a central angle of 04 degrees 54 minutes 51 seconds and a chord bearing and distance of South 35 degrees 16 minutes
         31 seconds West, 81.45 feet to a 1/2 inch iron rod set for a point of tangency;

     2)  South 37 degrees 43 minutes 57 seconds West, 170.92 feet to a 1/2 inch iron rod set for the beginning of a curve;

     3)  684.33 feet along the arc of a tangent curve to the left having a radius of 1050.00, a central angle of 37 degrees 20 minutes 31 seconds and a chord bearing and distance of South 19 degrees 03 minutes 41 seconds West, 672.28 feet to a 1/2 inch iron rod set for a point of tangency;

     4)  South 00 degrees 23 minutes 26 seconds West, 279.79 feet to a 1/2 inch iron rod set for corner;

     5)  South 45 degrees 23 minutes 26 seconds West, 21.21 feet to a 1/2 inch iron rod set for corner in the Northerly line of Gateview
         Boulevard, 60 feet wide;

THENCE, departing said Westerly line and along said Northerly line the following four (4) courses:

     1)  North 89 degrees 36 minutes 34 seconds West, 150.17 feet to a 1/2 inch iron rod set for the beginning of a curve;

     2)  299.43 feet along the arc of a tangent curve to the left having a radius of 530.00 feet, a central angle of 32 degrees 22 minutes 11 seconds and a chord bearing and distance of South 74 degrees 12 minutes 20 seconds West, 295.46 feet to a 1/2 inch iron rod set for a point of reverse curvature;

     3)  262.43 feet along the arc of a tangent curve to the right having a radius of 470.00 feet, a central angle of 32 degrees 00 minutes 00 seconds and a chord bearing and distance of South 74 degrees 01 minutes
         15 seconds West, 259.10 feet to a 1/2 inch iron rod set for a point of tangency;

     4)  North 89 degrees 58 minutes 45 seconds West, 199.72 feet to a 1/2 inch iron rod set for corner in the common line of said 157.929 acre tract and said 27.8527 acre tract;

THENCE along said common line, North 00 degrees 02 minutes 58 seconds East,
305.12 feet to a 5/8 inch iron rod found for corner:

THENCE continuing along said common line, North 00 degrees 13 minutes 53 seconds West, 995.31 feet to the POINT OF BEGINNING and CONTAINING 27.8527 acres, 1,213,263 square feet, more or less, of land area within these metes and bounds.

                                   MANNATECH

                                   EXHIBIT B

                     SHELL BUILDING CONSTRUCTION FEATURES

SHELL BUILDING CONSTRUCTION FEATURES

  -   Painted exterior concrete tilt wall construction
  -   30' Clear Height to the bottom of the roof joist
  -   40' x 41' column bay dimensions
  -   Four-ply built-up roof system
  -   6" thick reinforced concrete floor slab
  -   6" thick reinforced concrete truck paving
  -   5" thick reinforced concrete car parking
  -   ESFR fire sprinkler system
  -   (9) 9' x 10' Vertical lift overhead doors
  -   (5) 30,000 CFM Rooftop exhaust fans
  -   4' x 4' skylights
  -   The building Fire Pump Room (approx. 12' x 18') is located within this lease space

CLARIFICATIONS AND EXCLUSIONS

  -   Fire alarm, security, and/or phone systems excluded
  -   In-rack fire sprinklers or modifications to overhead system excluded
  -   Dumpster/compactor power and/or screening excluded
  -   Draft curtains or modifications/additions to smoke removal system are excluded

         EXHIBIT "C"

                                  [FLOORPLAN]

                                   EXHIBIT "D"

                                     OMITTED

                                   EXHIBIT "E"

                        ACCEPTANCE OF PREMISES MEMORANDUM

          This memorandum is being executed pursuant to the Commercial Lease
Agreement (the LEASE) executed on the ___ day of ______, 1997, between MEPC
QUORUM PROPERTIES II INC., a Delaware corporation (LANDLORD), and MANNATECH,
INC., a TEXAS (TENANT).

Landlord and Tenant hereby agree that:

1.   Tenant acknowledges that (i) it has inspected and accepts the Building and the Project, (ii) the Premises is suitable for the purpose for which it is leased, subject to completion by Tenant of any finish work Tenant requires,
     (iii) the Building and the Project are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises or the
     Project, nor promises to alter, remodel or improve the Premises or the
     Project which have been made by Landlord remain unsatisfied.

2.   The Commencement Date of the Lease is the ____ day of _________, 199__.

3.   The Rent Commencement Date of the Lease is the ____ day of _______, 199__.

4.   The expiration date of the Lease is the ____ day of _________, 1997___.

5.   All capitalized terms not defined herein shall have the meaning assigned to them in the Lease.

Agreed and Executed this ___ day of _______, 1997.

LANDLORD                                   TENANT

MEPC QUORUM PROPERTIES II INC.,            MANNATECH, INC., a TEXAS corporation
     a Delaware corporation

By:                                        By:
   ------------------------------             ------------------------------
   Name:                                      Name:
        -------------------------                  -------------------------
   Title:                                     Title:
         ------------------------                   ------------------------

By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------

                                   EXHIBIT "F"

                        CONTRACTOR INSURANCE REQUIREMENTS

All contractors, subcontractors, suppliers, service providers, moving companies, and others performing work of any type for Tenant at the Premises shall:

     -    carry the insurance listed below with companies acceptable to
          Landlord; and

     -    furnish Certificates of Insurance to Landlord evidencing required coverages at least ten (10) days prior to entry in the Premises and
          Renewal Certificates at least thirty (30) days prior to the expiration dates of Certificates previously furnished.

Certificates of Insurance must provide for thirty (30) days' prior written notice of cancellation or material change to Landlord.

(1)  WORKERS COMPENSATION: Statutory workers compensation insurance covering full liability under applicable Workers Compensation Laws at the required statutory limits.

(2)  EMPLOYERS' LIABILITY: Employers' liability insurance with the following minimum limits of liability:

          $100,000  Each Accident
          $500,000  Disease-Policy Limit
          $100,000  Disease-Each Employee

(3)  COMMERCIAL GENERAL LIABILITY: This insurance policy must:

     (a)  Be written on a standard liability policy form (sometimes known as commercial general liability insurance) BUT WITHOUT exclusionary endorsements that may delete coverage for products/completed operations, personal and advertising injury, blanket contractual, fire legal liability, or medical payments.

     (b)  Be endorsed to provide that:

          -    aggregate limits, if any, apply separately to each of the
               insured's jobs or projects away from premises owned by or rented to the insured;

          -    the insurance is primary and non-contributory to any insurance provided by Landlord; and

          -    include the following minimum limits:

               $1,000,000     General Aggregate
               $1,000,000     Products-Completed Operations Aggregate
               $1,000,000     Personal & Advertising Injury
               $1,000,000     Each Occurrence
               $   50,000     Fire Damage (Any one fire)
               $    5,000     Medical Expense (Any one person)

(4)  AUTOMOBILE LIABILITY: Automobile liability insurance for claims of ownership, maintenance, or use of owned, non-owned, and hired motor vehicles at, upon, or away from the Premises with the following minimum limits:

                 $500,000     Combined Single Limit Bodily Injury and Property
                              Damage per Occurrence

(5)  EXCESS LIABILITY: Following form excess liability insurance with coverages at least as broad as the required commercial general liability insurance with the following minimum limits:

               $1,000,000     Each Occurrence
               $2,000,000     Aggregate

(6)  GENERAL REQUIREMENTS: All policies must be:

     -    written on an occurrence basis and not on a claims-made basis;

     -    endorsed to name as additional insureds Landlord, and its respective officers, directors, employees, agents, partners, and assigns;

     -    endorsed to waive any rights of subrogation against Landlord and its respective officers, directors, employees, agents, partners, and assigns; and

     -    primary and non-contributing with, and not in excess of, any other insurance available to Tenant and Landlord (or any other entity named as an additional insured).

                 FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT

     THIS FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT (this "AMENDMENT") is entered into by and between MEPC QUORUM PROPERTIES II INC., a Delaware corporation (LANDLORD) and MANNATECH, INC., a Texas corporation (TENANT)
effective as of November 6, 1997.

     A.   Landlord and Tenant have heretofore entered into a Commercial Lease
Agreement (the LEASE) pursuant to which Landlord leased to Tenant approximately 74,476 square feet in the Building (as defined in the Lease)
located on the Land described on EXHIBIT "A" attached to the Lease and located in the Freeport North Industrial Park, Coppell, Texas;

     B.   Landlord and Tenant now wish to amend the Lease.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   COMMENCEMENT DATE. Landlord and Tenant agree that the COMMENCEMENT
DATE, as that term is used in the Lease, as amended hereby, shall be October
27, 1997.

     2.   IMPROVEMENTS/TENANT FINISH. Paragraph 2 of the Lease shall be, and hereby is, deleted and replaced with the following Paragraph 2:

          "2.  IMPROVEMENTS TO BE CONSTRUCTED BY LANDLORD

               A.   BUILDING. Landlord agrees to construct on the Land an
     approximate 297,902 square foot warehouse building structure (the BUILDING)
     containing the features generally described on EXHIBIT "B" attached hereto and incorporated herein by reference and generally situated as shown on the
     Site Plan (herein so called) attached hereto as EXHIBIT "C" and incorporated herein by reference.

               B.   TENANT FINISH.  Landlord agrees to construct within the
     Premises the improvements described in the plans and specifications prepared by Meinhardt & Quintana (ARCHITECT) and set forth on EXHIBIT "G"
     attached hereto and incorporated herein by reference (collectively, the
     FINISH PLANS). The improvements to be constructed pursuant to the Finish
     Plans are collectively referred to herein as the TENANT FINISH WORK). The
     Building, the Tenant Finish Work and any other improvements constructed by
     Landlord on the Land from time to time, whether pursuant to this Lease or otherwise, are collectively referred to herein as the IMPROVEMENTS.

               C.   CONSTRUCTION COSTS. Subject to the terms of this paragraph,
     Landlord will pay (i) the cost of all Tenant Finish Work up to, but not in excess of the $220,928.00 (the WORK ALLOWANCE), which includes any costs incurred by Landlord in connection with the preparation of the Finish
     Plans, and (ii) the cost of constructing the Building and any other improvements described on EXHIBIT "B". Notwithstanding the preceding sentence, Tenant shall be responsible for the following:

                         (1)  If prior to commencement of the Tenant Finish Work
          Landlord determines that the actual cost of the Tenant Finish Work will exceed the Work Allowance, or if during construction the actual cost of the Tenant Finish Work exceeds the Work Allowance, Landlord will not be obligated to commence the Tenant Finish Work or continue its construction until it receives from Tenant ten percent (10%) of the estimated cost by which such amount is in excess, in Landlord's estimation, of the Work Allowance, with the actual amount of such excess, less the initial payment by Tenant, being due on the Rent
          Commencement Date.

                         (2)  If Tenant requests any redrawing of the Finish
          Plans, Tenant will be responsible for the costs of any redrawing of such plans in connection with such change(s) and shall reimburse
          Landlord for such costs upon demand.

                         (3)  If Landlord performs, at Tenant's request, any
          work over and above the work generally described in the Finish Plans or described on EXHIBIT "B" (herein, the ADDITIONAL WORK), including any additional work which has been approved by written change order or work order, then, subject to the exhaustion of the Work Allowance, the Additional Work together with the cost of preparing plans and specifications for same will be at Tenant's expense. Landlord will not be obligated to perform any such Additional Work until Tenant pays
          Landlord ten percent (10%) of the estimated cost
          of the Additional Work, as estimated by Landlord, with the actual cost of the Additional Work, less the initial payment by Tenant, being due on the Rent Commencement Date.

                         (4)  All costs or expenses incurred or suffered by
          Landlord that are caused by Tenant Delays. A TENANT DELAY(S) shall mean any delay in the completion of the Improvements or any delay in the occurrence of the Commencement Date caused by a Tenant Party, including, without limitation, any delay resulting from the installation by Tenant or any Tenant Party of any property or equipment of Tenant in or on the Premises prior to the Rent
          Commencement Date, any delay resulting from any request by Tenant for any change or modification to the Finish Plans, any delay caused by any Additional Work requested by Tenant, and any delay due to interference by Tenant or any Tenant Party with Landlord's engineers, consultants, contractors or otherwise. As used in this Lease, a TENANT
          PARTY shall mean one or more of Tenant, its agents, employees, officers, partners or contractors.

     Additionally, Landlord shall receive an administration fee in the total amount of 2.50% of the total construction costs of the Tenant Finish Work, as determined by the general contract for the Tenant Finish Work, as same may be modified by work or change orders.  Such fee shall be charged against the Work Allowance upon the entering into of such general contract and at the time the cost of any Additional Work is determined. If there is no remaining balance of the Work Allowance at any time the administration fee is owed, such shall be paid by Tenant upon demand. Lastly, all oversight costs charged by Architect in connection with the Tenant Finish
     Work shall be charged against the Work Allowance until exhausted and thereafter paid by Tenant upon demand.

               D.  MANNER OF CONSTRUCTION. Landlord agrees to construct the
     Improvements in a good and workmanlike manner.

               E.  OWNERSHIP OF IMPROVEMENTS.  All Tenant Finish Work and the
     other Improvements constructed by or on behalf of Landlord shall at all times be the sole property of Landlord."

     3.   RENT COMMENCEMENT/ACCEPTANCE OF PREMISES. Paragraph 3 of the Lease
shall be, and hereby is, deleted and replaced with the following:

     "3.  RENT COMMENCEMENT DATE/ACCEPTANCE OF PREMISES.

               A.  RENT COMMENCEMENT DATE. The RENT COMMENCEMENT DATE shall be the earlier to occur of (i) ninety (90) days after the Commencement Date, or (ii) the date Tenant takes possession or commences use of the Premises for any purpose other than merely to perform any work that may be permitted under Paragraph 6 below.

               B.  ACCEPTANCE OF PREMISES. Not less than five (5) days prior to the date Landlord estimates the Tenant Finish Work will be substantially complete Landlord will notify Tenant of the estimated date that the Tenant
     Finish Work will be substantially completed.  The term SUBSTANTIALLY
     COMPLETED or SUBSTANTIALLY COMPLETE as used herein, means that, in the reasonable opinion of Landlord's architect, the Tenant Finish Work has been completed in substantial accordance with the Finish Plans and that the
     Premises is in good and satisfactory condition, subject only to completion of minor punch list items.  Upon receipt of Landlord's notification, Tenant shall verbally notify Landlord of the date Tenant intends to make its walk-through inspection of the Premises, such date to be on the date specified in Landlord's notice for the Tenant Finish Work to be substantially complete or within three (3) days prior to that date.
     Landlord and Landlord's architect shall accompany Tenant on the walk-through inspection so as to mutually determine the punch list of items to be completed or repaired by Landlord within a reasonable time after the date of the walk-through inspection (the PUNCH LIST). At the conclusion of the walk-through inspection, Tenant will be deemed to have acknowledged that, subject only to Landlord's completion of the Punch List,
     (i) it has inspected and accepts the Premises and the Project, (ii) the
     Premises is suitable for the purpose for which it is leased, (iii) the
     Premises and the Project are in good and satisfactory condition, and
     (iv) no representations as to the repair of the Premises or the Project, nor promises to alter, remodel or improve the Premises or the Project which have been made by Landlord remain unsatisfied. At the conclusion of the walk-through inspection Tenant further agrees to execute an Acceptance of
     Premises Memorandum in the form attached hereto and made a part hereof as
     EXHIBIT "E", whereupon possession of the Premises will be delivered to
     Tenant and Tenant will be deemed to have accepted the Premises, and Tenant may thereafter occupy the Premises.  Tenant's failure to conduct a walk-through inspection or execute the Acceptance of Premises Memorandum will not delay the occurrence of the Rent Commencement Date."

     4.   PAYMENT OF RENT. Paragraph 4C of the Lease shall be, and hereby is, deleted and replaced with the following:

          "C. PAYMENT OF RENT. Base Monthly Rent and Adjustments shall be due and payable, in advance, beginning on the Rent Commencement Date; provided that one (1) full installment of Base Monthly Rent and Adjustments totaling
     $24,825.33 is due and payable on the date of this Lease, such to be applied to the first installment of Base Monthly Rent and Adjustments due on the
     Rent Commencement Date and thereafter applied to Base Monthly Rent and
     Adjustments until fully applied.  Any installment of Base Monthly Rent or
     Adjustments due for any fractional calendar month shall be prorated based upon the actual number of days in that month. If the Rent Commencement Date occurs on the first day of a calendar month, then the month in which the
     Rent Commencement Date occurs shall be the first complete calendar month after the occurrence of the Rent Commencement Date for purposes of determining the date upon which Base Monthly Rent adjusts. As used in this
     Lease, RENT shall mean the Base Monthly Rent and all other amounts provided for in this Lease to be paid by Tenant to Landlord, all of which shall constitute rental in consideration for this Lease and the leasing of the
     Premises. All Rent (hereinafter defined) shall be paid at the times and in the amounts provided for herein in legal tender of the United States of
     America to Landlord at the address specified in Paragraph 32 hereof or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset (unless expressly provided for elsewhere in this Lease) and shall be a covenant of Tenant independent of any obligation of Landlord under this Lease. Tenant's obligation to pay any installment of Rent shall not be deemed satisfied until such installment of Rent has actually been received by Landlord."

     5.   IMPROVEMENTS/ALTERATIONS BY TENANT. Paragraphs 6A, 6B, and 6C of
the Lease shall be, and hereby are, deleted and replaced with the following:

               "A.  AFTER COMMENCEMENT DATE. Except as expressly permitted by this Paragraph 6, Tenant may not make or permit any alterations, improvements, or additions in or to the Premises without Landlord's prior written consent. All alterations and improvements desired by Tenant are subject to the following conditions:

                         (1)  All alterations, improvements and additions will
          be at the sole cost and expense of Tenant;

                         (2)  All alterations, improvements and additions in and
          to the Premises requested by Tenant must be made in accordance with plans and specifications first approved in writing by Landlord;

                         (3)  Tenant's contractors and subcontractors are
          subject to Landlord's prior approval. In addition, each of Tenant's contractor(s) and subcontractor(s) must deliver evidence satisfactory to Landlord that the insurance specified on EXHIBIT "F" (attached hereto and incorporated herein by reference) is in force prior to commencing work;

                         (4)  All alterations, improvements and additions made
          by Tenant must comply with all Applicable Laws including,
          specifically, the ADA, and applicable building permits and certificates of occupancy. Landlord's approval of Tenant's plans and specifications for the alterations or improvements will not act as a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws;

                         (5)  Tenant must deliver to Landlord evidence that
          Tenant has obtained all necessary governmental permits and approvals for the improvements, alterations and additions prior to starting any work;

                         (6)  All alterations, improvements and additions must
          be done in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities or the utility or other systems of the Premises or the Building and is subject to approval by
          Landlord during and after construction, in its sole discretion;

                         (7)  Lien releases from each of Tenant's contractor(s)
          and subcontractor(s) must be submitted to Landlord within ten (10)
          days after completion of the work performed by the contractor(s) or subcontractor(s); and

                         (8) Tenant shall be solely responsible for the safety
          and security of all equipment and property installed or placed in, on or about the Premises by a Tenant Party.

               B. PRIOR TO THE RENT COMMENCEMENT DATE. Prior to the Rent
     Commencement Date, and upon written request by Tenant, Tenant and its contractors may enter the Premises so that Tenant may perform other work and decorations Tenant wants in the Premises. This license to enter prior to the Rent Commencement Date is subject to the conditions set forth in
     Paragraph 6A above and, in addition, the following conditions:

                         (9)  Tenant's contractor(s) must work in harmony and
          not interfere with Landlord's contractors and subcontractors; and

                         (10) Landlord may revoke this license if the entry
          causes interference with the construction of the Improvements and
          Tenant does not immediately cease such interference (or cause its contractors to immediately cease such interference, as the case may
          be) after receipt of notice from Landlord, which notice may be verbal. Any such interference may be deemed a Tenant Delay.

               C.   TENANT'S PROPERTY. Tenant, at its own cost and expense, may erect such shelves, racks, bins and trade fixtures (collectively, TENANT'S
     PROPERTY) within the Premises as it desires and without Landlord's prior consent provided that (a) such items do not alter the basic character of the Premises or the Building; (b) such items do not overload or damage the
     Premises or the Building or the utility or other systems serving same; (c)
     such items may be removed without material injury to the Premises and the
     Building; and (d) the construction, erection or installation thereof complies with all Applicable Laws, applicable building permits and certificates of occupancy; and (e) provided that Tenant's installation of
     Tenant's Property prior to the Rent Commencement Date will be subject to
     Paragraph 6B above. All of Tenant's Property shall remain the property of
     Tenant and shall be removed on or before the earlier to occur of the date of termination of this Lease or Tenant's vacating of the Premises. Tenant shall promptly repair any damage to the Project or the Premises caused by the removal of any of Tenant's Property. Any of Tenant's Property not so
     removed and any other property of Tenant not removed prior to the termination of this Lease or Tenant's vacating of the Premises shall thereupon be conclusively presumed to have been abandoned by Tenant, and
     Landlord may, at its option, take over possession of any and all of the foregoing and either (i) declare the same to be the property of Landlord by written notice to Tenant at the address provided herein or (ii) at the sole cost and expense of Tenant, remove, store, and/or dispose of the same or any part thereof all at Tenant's cost, in any manner that Landlord shall choose without incurring liability to Tenant or any other person."

     6.   EXHIBITS. EXHIBIT "E" to the Lease shall be, and hereby is, deleted and replaced with EXHIBIT "E" as attached to this Amendment. The Lease shall be, and hereby is, further amended to add as EXHIBIT "G" thereto the Finish
Plans attached to this Amendment as EXHIBIT "G". EXHIBITS "A"-"D" and "F" are omitted from this Amendment.

     7.   COUNTERPARTS. This Amendment may be executed in counterparts.
Facsimile signatures will have the same effect as originals.

     8.   RATIFICATION. The Lease, as amended hereby, is ratified and confirmed by the parties as being in full force and effect. To the extent of any conflict between the terms of the Lease and this Amendment, this
Amendment shall govern. All capitalized terms herein shall have the same meaning as set forth in the Lease unless otherwise noted herein. This
Amendment is binding on the parties and their successors and assigns.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment effective as of the latter of the two dates set forth below.

               LANDLORD:      MEPC QUORUM PROPERTIES INC., a Delaware
                              corporation

                              By: /s/ Ab Atkins
                                 ---------------------------------

                              Name:     Ab ATKINS
                                   -------------------------------
                              Title:  SENIOR VICE PRESIDENT
                                    ------------------------------

                              By: /s/ Peter Johnson
                                 ---------------------------------

                              Name:     PETER JOHNSON
                                   -------------------------------
                              Title:  SENIOR VICE PRESIDENT
                                    ------------------------------

               TENANT:        MANNATECH, INC. a Texas corporation
                              By: /s/ (Illegible)
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title: C.O.O.
                                    ------------------------------

                               EXHIBITS "A" - "D"

                                    OMITTED

                                  EXHIBIT "E"

                       ACCEPTANCE OF PREMISES MEMORANDUM

     This memorandum is being executed pursuant to the Commercial Lease
Agreement (the LEASE) executed on the _____ day of____________,1999, between
MEPC QUORUM PROPERTIES II INC., a Delaware corporation (LANDLORD), and
MANNATECH, INC., a Texas corporation (TENANT).

Landlord and Tenant hereby agree that:

1.   Except for the Punch List Items (as shown on the attached Punch List),
     Landlord has fully completed the construction work required under the terms of the Lease and the Finish Plans attached thereto. Landlord will use reasonable efforts to complete the Punch List Items within thirty (30) days after the date hereof.

2.   Tenant acknowledges that, subject to the Punch List Items, (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv)
     no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises which have been made by Landlord remain unsatisfied.

3.   The Rent Commencement Date of the Lease is the ____ day of ___________,
     199___.

4.   The expiration date of the Lease is the ____ day of__________, _____.

5.   All capitalized terms not defined herein shall have the meaning assigned to them in the Lease.

Agreed and Executed this ______day of ______________, 1998.

               LANDLORD                           TENANT

     MEPC QUORUM PROPERTIES II INC.,    MANNATECH, INC., a Texas corporation
     a Delaware corporation             a Texas corporation

     By:                                By:
        --------------------------         --------------------------------
     Name:                              Name:
          ------------------------           ------------------------------
     Title:                             Title:
           -----------------------            -----------------------------

     By:
        --------------------------
     Name:
          ------------------------
     Title:
           -----------------------

                                  EXHIBIT "F"
                                    OMITTED

                                  EXHIBIT "G"

         Attached hereto are the site plans for the leased property.

LEASE ABSTRACT

LEASE AMENDMENT:	Second Amendment
ABSTRACT PREPARED BY:	Gallini and Lester
LANDLORD:	TEXAS DUGAN LIMITED PARTNERSHIP
PROPERTY NAME:	Freeport III
TENANT NAME:	MANNATECH INCORPORATED
TENANT CONTACT:	Rick Leonard
TENANT PHONE:	972-471-1561
ADDRESS:	445 South Royal Lane, Suite 800, Coppell, TX 75019
TENANT SQ.FT.	74,476
LEASE EXECUTION DATE:
TYPE OF LEASE:	RENEWAL

LEASE TERM IN MONTHS:	122
COMMENCEMENT:	20-Jan-07
EXPIRATION:	19-Mar-17
RENEWAL OPTIONS:	2 five year options at market rate

RENT:

Year [Missing Graphic Reference]	Dates: [Missing Graphic Reference]	Amount per month [Missing Graphic Reference]	Amount per year [Missing Graphic Reference]	Annual PSF [Missing Graphic Reference]
0	01/20/2007-03/19/2007	$0.00 per month
1-3	03/20/2007-03/19/2010	$23,273.75 per month	$279,285.00	$3.75
2-5	03/20/2010-03/19/2012	$23,894.38 per month	$286,732.56	$3.85
6-10	03/20/2012-03/19/2017	$25,135.65 per month	$301,627.80	$4.05

SECURITY DEPOSIT:	$24,825.33
EXPENSES:	Tenant pays all expenses
TENANT IMPROVEMENT ALLOWANCE	$37,238.00

OPTIONS:

Expansion: To take adjacent space, if exercised in years 1-5 of term

Year [Missing Graphic Reference]	Dates: [Missing Graphic Reference]	Annual PSF for less than 20% office finish [Missing Graphic Reference]
1-3	01/20/2007-01/19/2010	$3.75
2-5	01/20/2010-01/19/2012	$3.85
6-10	03/20/2012 - 03/19/2017	$4.05

Year [Missing Graphic Reference]	Dates: [Missing Graphic Reference]	Annual PSF for over 20% office finish [Missing Graphic Reference]
1-3	01/20/2007-01/19/2010	$4.15
2-5	01/20/2010-01/19/2012	$4.25
6-10	03/20/2012 - 03/19/2017	$4.40

Expansion: To take adjacent space, if exercised in years 6-10 of term rate will be at market

Cancellation if Tenant has not exercised Expansion Option:
Tenant has right to cancel at 62nd month on 12 months notice.
Cancellation fee:	$105,290.45 plus unamortized tenant finish allowance of $18,619.00

Cancellation if Tenant has exercised Expansion Option:
Tenant has right to cancel at 62nd month on 12 months notice.
Cancellation fee:	$86,761.45 plus unamortized tenant finish allowance of $18,619.00

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE is made as of this day of g^WW’/- 2005, by and between TEXAS DUGAN LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Landlord”) and’ MANNATECH INCORPORATED (previously identified as Mannatech, Inc., as Tenant), a Texas corporation (hereinafter referred to as “Tenant”).

WITNESSETH:

WHEREAS, MEPC Quorum Properties II Inc. and Tenant entered into that certain Commercial Lease Agreement dated May 29, 1997; as amended by that certain First Amendment to Lease Agreement dated November 6, 1997 (hereinafter collectively referred to as the “Lease”) for the lease of approximately 74,476 square feet of space (hereinafter the “Leased Premises”) in a building commonly known as Freeport HI (the “Building”) located at 445 South Royal Lane, Suite 800, Coppell, Texas 75019, and within Freeport North Industrial Park (the “Park”), which space is more particularly described in the Lease; and

WHEREAS, Texas Dugan Limited Partnership succeeded to the interest of the landlord under the Lease and is the Landlord with respect to the Leased Premises; and

WHEREAS. Landlord and Tenant desire to enter into a second amendment to the Lease to extend the term of the Lease upon the terms and conditions set forth herein (the “Second Amendment to Lease”).

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid by Landlord and Tenant to one another, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Premises/Lease Term. Effective as of January 20, 2007 (the “Effective Date”) the term of the Lease is hereby extended through midnight on March 19, 2017 (the “Extension Term”) with an option of early termination as set forth in Article 9 hereof.

3. Improvements To Be Constructed by Landlord. Section 2 of the Lease is deleted in its entirety and is replaced with the following:

“A. Landlord’s Obligations. Tenant has personally inspected the Leased Premises and accepts the same “AS IS” without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct and install within the Leased Premises, in a good and workmanlike manner, hereinafter referred to as the “Tenant Improvements”.

B. Construction Drawings. Cost Statement and Allowance.

(1) Promptly following the date hereof, Tenant will work with Landlord’s space planner to develop a space plan for the Leased Premises that is reasonably acceptable to Landlord (the “Space Plan”). Tenant shall deliver the Space Plan to Landlord within ten (10) days after the date of this Lease. Within twenty (20) days after Landlord’s receipt of the Space Plan, Landlord shall prepare and submit to Tenant (i) a set of construction drawings (the “CD’s”) covering all work to be performed by Landlord in constructing the Tenant Improvements in accordance with the Space Plan, and (ii) a statement of the cost to construct and install the Tenant Improvements (the “Cost Statement”). Tenant acknowledges and agrees that (A) the Cost Statement shall include design fees and a fee payable to the project’s general contractor, and (B) such general contractor may be comprised of a subsidiary, affiliate or employees of Landlord. Tenant shall have five (5) days after receipt of the CD’s and the Cost Statement in which to review both the CD’s and the Cost Statement and to give Landlord written notice of Tenant’s approval of the CD’s or its requested changes thereto. Tenant shall have no right to request any changes to the CD’s that would materially alter the exterior appearance or basic nature of the Building or the Building systems. If Tenant fails to approve or request changes to the CD’s within ten (10) days after its receipt thereof, then Tenant shall be deemed to have approved the CD’s and the Cost Statement and the same shall thereupon be final. If Tenant requests any changes to the CD’s, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the CD’s (and, to the extent applicable, the revised Cost Statement) to Tenant. Tenant shall have an additional five (5) business days to review the revised CD’s (the “Revision Review Period”) and shall not unreasonably disapprove the revised portions of the CD’s unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the CD’s and the Cost Statement, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant unless Tenant objects, in writing prior to the end of the Revision Review Period, Tenant shall at all times in its review of the CD’s and the Cost Statement, and of any revisions thereto, act reasonably and in good faith. Without limiting the foregoing, Tenant agrees to confirm Tenant’s consent to the CD’s and acknowledge the Cost Statement in writing within three (3) days following Landlord’s written request therefore.

(2) Tenant shall be responsible for the cost to construct and install the Tenant Improvements only to the extent that the Cost Statement, taking into account any increases or decreases resulting from any Change Orders (as hereinafter defined), exceeds Thirty Seven Thousand Two Hundred Thirty Eight and 00/100 Dollars (537,238.00) (the “Allowance”). If, following Tenant’s approval (or deemed approval) of the CD’s, the Cost Statement shows that the cost to construct and install the Tenant Improvements will exceed the Allowance, Tenant shall deliver to Landlord, within ten (10) days following Landlord’s written request, an amount equal to one-half (1/2) of such excess. Following Substantial Completion (as hereinafter defined) of the Tenant Improvements and acceptance by Tenant, which shall not be unreasonably withheld. Tenant shall pay to Landlord the difference between the Cost Statement (taking into account any increases or decreases resulting from any Change Orders) and the Allowance within ten (10) days of Landlord’s request therefor. Tenant’s failure to deliver the payments required in this paragraph shall entitle Landlord to stop the construction and installation of the Tenant Improvements until such payment is received, and any resulting delay shall constitute a Tenant Delay (as hereinafter defined) hereunder. In addition, all delinquent payments shall accrue interest at 15% per annum. Upon Substantial Completion of the Tenant Improvements, a representative of Landlord and a representative of Tenant together shall inspect the Leased Premises and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Tenant Improvements. Tenant may withhold one hundred fifty percent (150%) of the cost of the uncompleted items identified on the punchlist, without penalty or delinquency charge, pending satisfactory resolution of any outstanding items contained in the punchlist. If the Allowance exceeds the Cost Statement (taking into account any increases or decreases resulting from any Change Orders), such savings shall be the property of Landlord.

C. Completion. Landlord shall use commercially reasonable speed and diligence to complete the Tenant Improvements. On the Effective Date Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, subject to any punchlist items. Tenant acknowledges that Landlord will be constructing the Tenant Improvements to the Leased Premises during normal business hours and agrees to cooperate with Landlord so as not to interfere with Landlord’s completion of the Tenant Improvements. For purposes of this Amendment “Substantial Completion” (or any grammatical variation thereof) shall mean completion of construction of the Tenant Improvements, subject only to punchlist items to be identified by Landlord and Tenant in a joint inspection of the Leased Premises.

D. Change Orders. Tenant shall have the right to request changes to the CD’s at any time following the date hereof by way of written change order (each, a “Change Order”, and collectively, “Change Orders”). Provided such Change Order is reasonably acceptable to Landlord, Landlord shall prepare and submit promptly to Tenant a memorandum setting forth the impact on cost and schedule resulting from said Change Order (the “Change Order Memorandum of Agreement”). Tenant shall, within three (3) days following Tenant’s receipt of the Change Order Memorandum of Agreement, either (a) execute and return the Change Order Memorandum of Agreement to Landlord, or (b) retract its request for the Change Order. At Landlord’s option, Tenant shall pay to Landlord (or Landlord’s designee), within ten (10) days following Landlord’s request, any reasonable increase in the cost to construct the Tenant Improvements resulting from the Change Order, as set forth in the Change Order Memorandum of Agreement. Landlord shall not be obligated to commence any work set forth in a Change Order until such time as Tenant has delivered to Landlord the Change Order Memorandum of Agreement executed by Tenant and, if applicable, Tenant has paid Landlord in full for said Change Order.”

4. Rent. Section 4 of the Lease is hereby amended as follows:

A. Base Monthly Rent. Section 4A of the Lease is hereby amended to provide that Tenant shall pay to Landlord the Base Monthly Rent, in advance, without deduction or offset, beginning on the Effective Date and on or before the first day of each and every calendar month thereafter during the Extension Term as set forth below:

01/20/2007-03/19/2007	$0.00 per year	$ 0.00 per month	*
03/20/2007-03/19/2010	$279,285.00 per year	$23,273.75 per month
03/20/2010-03/19/2012	$286,732.60 per year	$23,894.38 per month
03/20/2012-03/19/2017	$301,627.80 per year	$25,135.65 per month

“‘Monthly Rental Installments shall be abated during Months ] through 2 of the Lease Term but Tenant shall be responsible for Tenant’s Proportionate Share of Adjustments.

B. Additional Rent. The first sentence of Section 4(B) is deleted in its entirety and replaced with the following:

“Tenant agrees to reimburse Landlord for Tenant’s Proportionate Share of (i) Real Property Taxes, (ii) Landlord’s actual cost of obtaining and maintaining Landlord’s Insurance, (iii) the actual cost of any maintenance performed by Landlord under Paragraph 12A(2) of the Lease or which, in Landlord’s reasonable discretion, is for the benefit of the Project as a whole and not reasonably allocable to any specific tenant or tenants, and (iv) management fees (such management fees shall not exceed 3% of the total gross revenue of the Building) (collectively, the “Adjustments”).

5. Indemnity. Section 6(F) of the Lease is hereby deleted and replaced with the following provision:

“Tenant hereby indemnifies and holds Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant or any Tenant Party, or any of their invitees, in connection with any alterations, improvements or additions made or contracted by Tenant.

Landlord hereby indemnifies and holds Tenant harmless from any claims, demands, actions, losses and damages arising from work performed by its contractors and/or subcontractors, as the case may be, in connection with Section 2 of this Second Amendment to Lease, except to the extent that any work is performed at the request of the Tenant outside the scope of the Allowances.”

6. Notices. Section 32 of the Lease is hereby amended to reflect Landlord’s current addresses for notices and payments as follows:

Landlord:	Texas Dugan Limited Partnership
c/o Duke Realty Corporation 5495 Belt Line Road, Suite 360 Dallas, Texas 75254 Attn: Senior Property Manager

With a copy to:	Duke Realty Corporation 3950 Shackleford Road, Suite 300 Duluth, Georgia 30096-8268 Attn: Legal Department - TX Market

With Payments to:	Texas Dugan Limited Partnership 75 Remittance Drive, Suite 1493 Chicago, IL 60675-1493

Tenant (following occupancy):	Mannatech Incorporated 445 South Royal Lane Suite 800 Coppell, Texas 75019 Attn: Jeff Bourgoyne, Senior Vice President

With a copy to:	Mannatech Incorporated 600 South Royal Lane Suite 400 Coppell, Texas 75019 Attn: General Counsel

7. Option to Renew. The Option to Renew as set forth in Section 34 of the Lease is hereby deleted in its entirety and is replaced with the following:

A. Grant and Exercise of Option. Provided that (i) no default has occurred and is then continuing; (ii) the credit worthiness of Tenant is then reasonably acceptable to Landlord using reasonably accepted business judgment and practices in determining such creditworthiness; and (iii) Tenant originally named herein remains in possession of and has been continuously operating in the entire Leased Premises throughout the term immediately preceding the Extension Term (as defined below); however, this requirement will be waived by Landlord if Landlord has approved a sublease of less than fifty percent (50%) of the Leased Premises as indicated in Paragraph 16 of the Lease, Tenant shall have the option to extend the Lease Term for two (2) additional periods of five (5) years each (the “Extension Term(s)”). Each Extension Term shall be upon the same terms and conditions contained in the Lease except (x) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any, and (y) any improvement allowances or other concessions applicable to the Leased Premises under the Lease shall not apply to the Extension Term, and (z) the Minimum Annual Rent shall be adjusted as set forth below (the “Rent Adjustment”). Tenant shall exercise each option by (i) delivering to Landlord, no later than six (6) months prior to the expiration of the preceding term, written notice of Tenant’s desire to extend the Lease Term, Tenant’s failure to timely exercise such option shall be deemed a waiver of such option and any succeeding option. Landlord shall notify Tenant of the amount of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have rejected the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within ten (10) business days after receipt thereof. If Tenant properly exercises its option to extend. Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord’s option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term within thirty (30) days after Tenant’s acceptance (or deemed acceptance) of the Rent Adjustment.

B. Rent Adjustment. The Minimum Annual Rent for the applicable Extension Term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective renewal tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity; provided, however, that in no event shall the Minimum Annual Rent during any Extension Term be less than the highest Minimum Annual Rent payable during the immediately preceding term. The Monthly Rental Installments shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

8. Right of First Refusal on Adjacent Space. The Right of First Refusal as set forth in Section 35 of the Lease is deleted in its entirety and replaced with the following Right of First Offer:

“35. Right of First Offer.

A Provided that (i) no default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord, and (iii) Tenant originally named herein or its Permitted Transferee remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, and subject to any rights of other tenants to the Offer Space (as defined herein) and Landlord’s right to renew or extend the lease term of any other tenant with respect to the portion of the Offer Space now or hereafter leased by such other tenant, Landlord shall, before entering into a lease with a third party for any space in the Building that becomes vacant (the “Offer Space”), notify Tenant in writing of the availability of the Offer Space for leasing and setting forth the terms and conditions upon which Landlord is willing to lease the Offer Space to Tenant (“Landlord’s Notice”). Tenant shall have five (5) business days from its receipt of Landlord’s Notice to deliver to Landlord a written notice agreeing to lease the Offer Space on the terms and conditions contained in Landlord’s Notice (“Tenant’s Acceptance”). In the event Tenant fails to deliver Tenant’s Acceptance to Landlord within said five (5)-business day period, such failure shall be conclusively deemed a rejection of the Offer Space and a waiver by Tenant of this right of first offer, whereupon, except as provided in (c) below, Tenant shall have no further rights with respect to the Offer Space and Landlord shall be free to lease the Offer Space to a third party.

B. The term for the Offer Space (the “Offer Space Term”) shall be coterminous with the term for the then existing Leased Premises (the “Existing Premises”); provided, however, that the minimum term for the Offer Space shall be five (5) years and the term for the Existing Premises shall be extended, if necessary, to be coterminous with the term for the Offer Space. If the Lease Term for the Existing Premises is extended as provided above, the Minimum Annual Rent for such extension term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective renewing tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity; provided, however, that in no event shall the Minimum Annual Rent during such extension term be less than the highest Minimum Annual Rent payable during the immediately preceding term. The Minimum Annual Rent for the Offer Space shall be as set forth below:

(i) If Tenant exercises its right of first offer during years one (1) through five (5) of the Extended Term, the Minimum Annual Rent for the Offer Space shall be as follows:

(A) In the event the Offer Space contains less than twenty percent (20%) of office space, then during the Offer Space Term, the Minimum Annual Rent for the Offer Space shall be payable at the rates set forth below:

01/20/2007 - 01/19/2010	$3.75, per rentable square foot of the Offer Space
01/20/2010-01/19/2012	$3.85 per rentable square foot of the Offer Space
01/20/2012 - 01/19/2017	$4.05 per rentable square foot of the Offer Space; or

(B) In the event the Offer Space contains twenty percent (20%) or more of office space, then the Minimum Annual Rent for the Offer Space shall be as follows:

01/20/2007 - 01/19/2010	$4.15 per rentable square foot of the Offer Space
01/20/2010-01/19/2012	$4.25 per rentable square foot of the Offer Space
01/20/2012 - 01/19/2017	$4.40 per rentable square foot of the Offer Space

(ii) If Tenant exercises its right of first offer during years six (6) through ten (10) of the Extended Term, the Minimum Annual Rent for the Offer Space shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective renewing tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the Park; provided, however, that in no event shall the Minimum Annual Rent during this Extended Term be less than the highest Minimum Annual Rent payable during the immediately preceding term.

C. If Tenant properly exercises the right of first offer, Landlord and Tenant shall enter into an amendment to this Lease adding the Offer Space to the Premises upon the terms and conditions set forth herein and making such other modifications to this Lease as are appropriate under the circumstances. If Tenant shall fail to enter into such amendment within ten (10) days following Tenant’s Acceptance, then Landlord may terminate this right of first offer by notifying Tenant in writing, in which event Tenant shall have no further rights with respect to the Offer Space and Landlord shall be free to lease the Offer Space to a third party. This right of first offer shall be an ongoing right of first offer, which shall mean that if Tenant waives its right of first offer pursuant to subsection (a) above and all of the Offer Space is subsequently leased to a third party (“New Tenant”), Landlord shall not lease the Offer Space to a third party (other than the New Tenant) without notifying Tenant of the availability of the Offer Space, in which case Tenant shall again have a right of first offer to lease the Offer Space in accordance with this Section 35.”

9. Option to Terminate. Provided that (a) no default has occurred and is then continuing, and (b) Tenant originally named herein remains in possession of and has been continuously operating in the entire Premises throughout the Lease Term, however, this requirement will be waived by Landlord if Landlord has approved a sublease of less than fifty percent (50%) of the Leased Premises as indicated in Paragraph 16 of the Lease, then Tenant shall have the following termination rights:

(a) If Tenant has not exercised its Right of First Offer as set forth above. Tenant shall have a one time right to terminate the Lease effective as of the end of the sixty-second (62nd) month from the Effective Date. In order to exercise such termination right, Tenant shall notify Landlord of such exercise in writing at least twelve (12) months prior to the effective date of such termination, and together with such notice, Tenant shall deliver to Landlord, as an agreed upon termination fee, an amount equal to One Hundred Five Thousand Two Hundred Ninety and 45/100 Dollars ($105,290.45). Such payment is made in consideration for Landlord’s grant of this option to terminate to compensate Landlord for rental and other concessions given to Tenant and for other good and valuable consideration. The termination fee does not constitute payment of rent to Landlord. If Tenant fails to notify Landlord by the deadline set forth above, Tenant shall have waived Tenant’s termination right for the remainder of the term of the Lease and any extensions thereof. In the event Tenant exercises the Right of First Offer as set forth above, this option to terminate shall thereafter be void and of no further force or effect; or

(b) If Tenant has exercised its right of first offer as set forth above prior to the end of the 50th month of the Extension Term, Tenant shall have the right to terminate this Lease effective as of the end of the fifth (5th) anniversary of the commencement date of the Offer Space on the terms and conditions set forth below. In order to exercise such termination right, Tenant shall notify Landlord of such exercise in writing at least twelve (12) months prior to the effective date of such termination, and together with such notice, Tenant shall deliver to Landlord, as an agreed upon termination fee, an amount equal to Eighty-Six Thousand Seven Hundred Sixty-One and 45/100 Dollars ($86,761.45) plus the unamortized portion of any tenant finish improvements. Such payment is made in consideration for Landlord’s grant of this option to terminate to compensate Landlord for rental and other concessions given to Tenant and for other good and valuable consideration. The termination fee does not constitute payment of rent to Landlord. If Tenant fails to notify Landlord by the deadline set forth above, Tenant shall have waived Tenant’s termination right for the remainder of the term of the Lease and any extensions thereof.

10. Brokers. Section 36L of the Lease is deleted in its entirely and is replaced with the following:

Except for Gallini & Lester Corporate Realty Services, whose commission shall be paid by Landlord, Landlord and Tenant each represent and warrant to the other that neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the matters set forth in this Amendment who would be entitled to any commission or fee based on the execution of this Amendment. Landlord and Tenant each hereby indemnifies the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.

11. Except as expressly modified by this Second Amendment to Lease, all provisions, terms and conditions of the Lease shall remain in full force and effect.

12. This Second Amendment to Lease is ratified and confirmed by the parties as being in full force and effect. To the extent of any conflict between the terms of the Lease and this Second Amendment to Lease, this Second Amendment shall govern. All terms herein shall have the same meaning as set forth in the Lease unless otherwise noted herein.

13. This Second Amendment to Lease shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns. This Second Amendment to Lease may be executed in counterparts, including facsimile counterparts, with the same force and effectiveness as if it were executed in one complete document.

14. This Second Amendment to Lease has been executed and shall be construed under the laws of the State of Texas.

[Execution signatures contained on the following page]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment To Lease to be executed under seal and delivered as of the day and year first above written.

LANDLORD:

TEXAS DUGAN LIMITED PARTNERSHIP, a Delaware limited partnership

By:	DUGAN GENERAL PARTNER LLC, a Delaware limited liability company, its general partner

	By:	DUGAN TEXAS LLC, a Delaware limited liability company, its sole member

	By:	DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, its Manager

	By:	DUKE REALTY CORPORATION, an Indiana corporation, its General Partner

TENANT:

MANNATECH, INC., a Texas corporation

	By:	/s/ TERRY L. PERSINGER
	Name:	Terry L. Persinger
	Title:	President

ATTEST:

	By:	/s/ BETTINA SIMON
	Name:	Bettina Simon
	Title:	Sr. VP & General Counsel

[Corporate Seal]

END OF EXECUTION SIGNATURES

PHG/AS/kc

03116/11

THIRD LEASE AMENDMENT

THIS THIRD  LEASE  AMENDMENT (the "Amendment") is executed  as of the _18th_ day of March,   2011,   by  and  between   TEXAS   DUGAN   LIMITED   PARTNERSHIP,  a  Delaware   limited partnership  ("Landlord"),  and  MANNATECH INCORPORATED (previously  identified  as  Mannatech, Inc.), a Texas corporation ("Tenant").

   WITNESSETH:

WHEREAS,  MEPC Quorum  Properties II Inc., as predecessor  in interest to Landlord, and Tenant entered  into a Commercial  Lease Agreement  dated May 29, 1997, as amended  by a First Amendment  to Commercial  Lease Agreement dated November 6, 1997 (the "First Lease Amendment"), and by a Second Amendment   to   Commercial    Lease   Agreement    dated   September    22,   2005   (the   "Second   Lease Amendment"),  (collectively,   the  "Lease"),   whereby   Tenant   leases   from  Landlord   certain   premises consisting of approximately  74,476 rentable square feet of space (the "Premises")  located in a building commonly  known as Freeport III (the "Building''), located at 445 South Royal Lane, Suite 800, Coppell, Texas 75019 within Freeport North Industrial Park (the "Park"); and

WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

WHEREAS, Landlord and Tenant desire to amend certain  provisions of the Lease to reflect such extension and any other changes to the Lease;

NOW, THEREFORE, in consideration of the  foregoing  premises,  the mutual  covenants  herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

1. Incorporation of Recitals.                                          The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Extension of Term.                                The Lease Term is hereby extended through March 31, 2018.

3. Amendment of Section 2.                                                    Improvements to be Constructed by Landlord.  Commencing April 1, 2011, Section 2 of the Lease is hereby amended by incorporating the following:

"Tenant is currently in possession  of the Premises and accepts the same "AS IS" without representation  or warranty by Landlord of any kind."

4.           Amendment of Section 4.   Rent      Commencing  April  1, 2011, Section 4 of the Lease is hereby amended to provide that Tenant shall pay to Landlord the following Base Monthly Rent:

April 1, 2011 – April 30, 2011                                                                                   $6,889.03 per month
May 1, 2011 – December 31, 2011                                                                           $23,894.38 per month
January 1, 2012 – March 31, 2018                                                                           $19,674.08 per month

5.           Amendment of Section 19.   Landlord’s Remedies.   Section 19 of the Lease is hereby amended by incorporating the following additional subsection:

"G.  As consideration for Tenant's performance under this Lease, Tenant acknowledges that the Rent under this Amendment is reduced conditionally over the remainder of the initial Extension Term (as defined in the Second Lease Amendment).   In the event Tenant defaults under the terms of the Lease and/or this Amendment and fails to cure within any applicable cure period, then (i) the total sum of such Rent so conditionally excused shall become immediately due and payable; and (ii) Tenant's obligation to pay Rent shall automatically revert to the un amended amounts of the original Rent set forth in this Lease prior to this Amendment, which shall apply thereafter in lieu of the amounts set forth in this Amendment."

6.           Amendment of Section 32.   Section 32 of the Lease is hereby amended to reflect Landlord’s current address for notices and payments as follows:

"Landlord:	Texas Dugan Limited Partnership c/o Duke Realty Corporation
Attn:           Texas Market                      Vice President,
                      Asset Management & Customer Service
                      14241 Dallas Parkway, Suite 1000
                      Dallas, Texas 75254

             With a
             Copy to:          Texas Dugan Limited Partnership
                Attn: Texas Market Attorney
                  14241 Dallas Parkway, Suite 1000
                  Dallas, Texas 75254

With
                  Payments to:     Texas Dugan Limited Partnership
                     75 Remittance Drive, Suite 1493
                     Chicago, Illinois 60675-1493"

7.           Amendment of Section 34.  Option to Renew.  Section 34 (b} of the Lease (as amended by the Second Lease Amendment) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(b)           Rent Adjustment.   The minimum annual Rent for the Extension Term shall be an amount equal to the minimum annual Rent then being quoted by Landlord to prospective renewing tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity; provided, however, that in no event shall the minimum annual Rent during the first Extension Term be less than Four Dollars and Five Cents ($4.05) per square foot of the Premises and during the second Extension Term be less than the highest minimum annual Rent payable during the immediately preceding term.  The Base Monthly Rent shall be an amount equal to one-twelfth (1/12) of the minimum annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.”

8.           Amendment of Section 34.   Miscellaneous.   Section 34 of the Lease is hereby amended by adding the following additional subsections:

“R           Patriot Act.    Each of Landlord and Tenant, each as to itself, hereby represents its compliance and its agreement to continue to comply with all applicable anti-money laundering laws, including, without limitation, the USA Patriot Act, and the laws administered by the United States Treasury Department’s Office of Foreign Assets Control, including without limitation, Executive Order 13224 (“Executive Order”).  Each of Landlord and Tenant further represents (such representation to be true throughout the Lease Term) (i) that it is not, and it is not owned or controlled directly or indirectly by any person or entity, on the SDN List published by the United States Treasury Department’s Office of Foreign Assets Control and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S. Person is prohibited from transacting business.  As of the date hereof, a list of such designations and the text for the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

9.           Amendment of Section 35.   Right of First Offer.   Section 35 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

10.           Amendment of Section 9 of Second Lease Amendment.  Option to Terminate. Section 9 of the Second Lease Amendment is hereby deleted in its entirety and shall be of no further force or effect

11.           Broker.   Tenant represents and warrants that, except for Duke Realty Services, LLC representing Landlord and Jones Lang LaSalle Americas, Inc. representing Tenant, no other real estate broker or brokers were involved in the negotiation and execution of this Amendment.  Tenant shall indemnify  Landlord  and  hold  it  harmless  from  any  and  all  liability  for  the  breach  of  any  such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

12.           Representations.

(a)	Tenant hereby represents that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

(b) Landlord hereby represents that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

13.           Examination of Amendment.   Submission of this instrument for examination or signature to Tenant does not constitute  a  reservation or option, and  it is not effective until execution  by and delivery to both Landlord and Tenant.

     14.            Definitions.   Except as otherwise  provided herein, the capitalized  terms used in this Amendment shall have the definitions set forth in the Lease.

15.            Incorporation.   This .Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

[SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

IN WITNESS  WHEREOF,  the parties  have caused  this Amendment  to be executed  on the day and year first written above.

LANDLORD:

TEXAS  DUGAN LIMITED  PARTNERSHIP, a

Delaware  limited partnership

By: Dugan General Partner LLC, a Delaware limited liability company, its Sole General Partner

By: Dugan Texas LLC, a Delaware limited liability company, its Sole Member

By: Duke Realty Limited Partnership, an

Indiana limited partnership authorized  to do business in the State of Texas under the name Duke Indiana Realty Limited Partnership, its Manager

By: Duke Realty Corporation, an Indiana corporation authorized to do business in the State of Texas under the name Indiana Duke Realty Corporation, its General Partner

Dated:  March 18, 2011

                                                        Senior Vice President

                            TENANT:

                   MANNATECH INCORPORATED, a Texas corporation

Dated: March 18, 2011

                         Printed: Steve Fenstermacher
                                              Title: CEO & CFO

EXHIBIT B
SUBLEASED PREMISES

GENERAL NOTES- ELECT.

SYMBOLS LEGEND-ELECT.

GENERAL NOTES- RCP

SYMBOLS LEGEND-RCP

Main Lab:
Reserved by
Mannatech
4060 Sq. Ft
4060 Sq. Ft.
1440 Sq. Ft

14 POWER/COMMUNICATIONS PLAN

04 REFLECTED CEILING PLAN

SDA

STAFFELBACH DESIGN ASSOCIATES INC

WWW.STAFFELBACH.COM

MANNATECH

445 S. ROYAL LANE
SUITE 800
COPPELL, TEXAS 75019

DISTRIBUTION CENTER
REMODEL
PHASE 1

3,200 U.S.F

20	19	18	17	16	DETAIL MAP
15	14	13	12	11	
10	09	08	07	06	
05	04	03	02	01	

POWER/COMMUNICATIONS
AND
REFLECTED CEILING
PLAN

A1.20

EXHIBIT C
LANDLORD’S CONSENT

05/04/12

CONSENT AND ACCEPTANCE

TEXAS DUGAN LIMITED PARTNERSHIP, a Delaware limited partnership, as Landlord under the Prime Lease, hereby consents to the Sublease of the Prime Lease as set forth above; provided, however, that such Sublease does not affect or release any liability of Sublessor under the terms and obligations of the Prime Lease.

This Consent and Acceptance of the foregoing Sublease shall not constitute a consent by Landlord to any further subletting or assignments of the entire or any portion of the Leased Premises.

This Consent and Acceptance does not constitute approval by Landlord of any of the provisions of the Sublease, or agreement thereto or therewith, but only approval of the sublet of the Subleased Premises to Subtenant.

Notwithstanding anything to the contrary in the Sublease, in no event shall Landlord be deemed to be in privity of contract with Subtenant or owe any obligation or duty to Subtenant under the Prime Lease or Sublease, any duties of Landlord under the Prime Lease are required by law being in favor of, for the benefit of, and enforceable soley by Sublessor.

"LANDLORD"

                  TEXAS DUGAN LIMITED PARTNERSHIP,
                                                                           a Delaware limited partnership

By:	Dugan General Partner LLC, a Delaware limited liability company, its Sole General Partner

By:	Dugan Texas LLC, a Delaware limited liability company, its Sole Member

                                                            By: Duke Realty Limited Partnership, an Indiana limited partnership authorized to do business in the State of Texas under the name Duke                                             Indiana Realty Limited Partnership, its Manager

By: Duke Realty Corporation, an Indiana corporation authorized to do business in the State of Texas under the name

                                             Senior Vice President
Dated:            06/11/12

EXHIBIT D
ENGINEER’S REPORT

500 S. Kealy St.
Lewisville, TX. 75057
972-221-4373
TACLA001216C

Bill To:                                                      Work Address:
National Property Inspections
2201 Hazy Meadows                                             445 S. Royal Ln. Suite #800
Flower Mound, TX. 75028                                           Coppell, TX. 75019

Date of inspection 2/10/11 – Invoice #229370

Work to be performed: Inspect 12 HVAC systems

All systems appear to have had ongoing maintenance and over all conditions are good. They do have some age on them but repairs have been kept up. A typical lifetime of a roof top unit in our region is 15-20 years and is dependent upon proper maintenance.

System Number	1
Make		York
Model		D6CG036N04046C
Serial		NME_42987
Size		3
Age		1996

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		N/A
Blower Contactor		Good	1 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		N/A
Heat Exchanger		Good
Belt		N/A
Notes:		(2) 14x20x1, (1) 14x25x1 Filters/Clean

System appears to have been maintained
Cooling ΔT 20˚
No recommended repairs needed

System Number	2
Make		York
Model		D3CG120N16546JSD
Serial		NHFM101456
Size		10
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
Blower Contactor		Pitted	2 pole	Needs Replaced
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Heat Exchanger		BAD	See Pictures	Needs Replaced
Belt		1 – A56	Worn	Needs Replaced
Notes:		(4) 18x24x2 Filters/Dirty
Heat exchanger needs replaced * Holes
(1) A56 Belt needs replaced
Cooling ΔT 27˚
System appears to have been maintained

System Number	3
Make		York
Model		D3CG120N16546JSD
Serial		NLFM126111
Size		10
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
Blower Contactor		Good	2 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		1 – A56	Good
Notes:		(2) 16x24x2, (2)18x24x2 Filters/Dirty

Cooling ΔT 21˚
System appears to have been maintained

System Number	4
Make		York
Model		D3CG120N16546JSD
Serial		NHFM101472
Size		10
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
Blower Contactor		Good	2 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		1 – A56	Good
Notes:		(2) 16x24x2, (2)18x24x2 Filters/Clean
Drain line is dislocated

Cooling ΔT 23˚
System appears to have been maintained

System Number	5
Make		York
Model		D1CG300N24046D
Serial		NMFM132880
Size		25
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
CDFM 1 Contactor		Good	2 pole
CDFM 2 Contactor		Good	2 pole
Blower Contactor		Good	3 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Compressor 3 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		2-BX83	Good
Notes:		(6) 16x20x2, (3) 14x20x2 Filters/Dirty
(1) Fan Blade out of balance
Needs Ignition Module Replaced
Cooling ΔT 24˚
System appears to have been maintained

System Number	6
Make		York
Model		D1CG300N240460
Serial		NMFM132879
Size		25
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
CDFM 1 Contactor		Good	2 pole
CDFM 2 Contactor		Good	2 pole
Blower Contactor		Good	3 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Compressor 3 Contactor		Good	3 pole
Compressor 4 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		2-BX83	Good
Notes:		(6) 16x20x2, (3) 14x20x2 Filters/Dirty

Cooling ΔT 22˚
System appears to have been maintained

System Number	7
Make		York
Model		D1CG300N240460
Serial		NMFM136203
Size		25
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
CDFM 1 Contactor		Good	2 pole
CDFM 2 Contactor		Good	2 pole
Blower Contactor		Good	2 pole
Compressor 1 Contactor		BAD	3 pole	Needs Replaced
Compressor 2 Contactor		BAD	3 pole	Needs Replaced
Compressor 3 Contactor		BAD	3 pole	Needs Replaced
Compressor 4 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		2-BX83	Good
Notes:		(6) 16x20x2, (3) 14x20x2 Filters/Dirty

Cooling ΔT 22˚
System appears to have been maintained

System Number	8
Make		York
Model		D1CG300N240460
Serial		NMFM132878
Size		25
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
CDFM 1 Contactor		Good	2 pole
CDFM 2 Contactor		Good	2 pole
Blower Contactor		Good	3 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Compressor 3 Contactor		Good	3 pole
Compressor 4 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		2-BX83	Good
Notes:		(6) 16x20x2, (3) 14x20x2 Filters/Dirty

Cooling ΔT 24˚
System appears to have been maintained

System Number	9
Make		York
Model		D3CG120N16546JSD
Serial		NHFM101454
Size		10
Age		1997

Condenser Coil		Straight / Clean
Evaporator Coil		Straight / Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
Blower Contactor		Good	2 pole
Compressor 1 Contactor		Good	3 pole
Compressor 2 Contactor		Good	3 pole
Heat Exchanger		Good
Belt		1-A56	Good
Notes:		(2) 16x24x2, (2)18x24x2 Filters/Dirty

Cooling ΔT 19˚
System appears to have been maintained

System Number	10
Make		Carrier
Model		48TMD008-A-601
Serial		1903G30553
Size		8
Age		2003

Condenser Coil		Straight/Clean
Evaporator Coil		Straight/Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
Blower Contactor		Good	2 pole
Compressor 1 Contactor		Good	2 pole
Compressor 2 Contactor		Good	2 pole
Heat Exchanger		Good
Belt		1-A48	Good
Notes:		(4) 16x20x2 Filters/Clean

Cooling ΔT 23˚
System appears to have been maintained

System Number	11
Make		Lennox
Model		HS29-036-2P
Serial		5803D8167
Size		3
Age		2003

Condenser Coil		Straight/Clean
Evaporator Coil		Straight/Clean
Blower Wheel Bearings		N/A
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		N/A
Blower Contactor		AHU
Compressor 1 Contactor		Good	1 pole
Compressor 2 Contactor		N/A
Heat Exchanger		N/A
Belt		N/A
Notes:		(1) 20x20x1 Filter/Clean
AHU M#CB29M-41-1P, S#5803D01657
Compressor is pulling locked rotor amps and needs replaced

Cooling ΔT SYSTEM DOWN˚
System appears to have been maintained

System Number	12
Make		Carrier
Model		48TMD028-611BA
Serial		2707U19776
Size		25
Age		2007

Condenser Coil		Straight/Clean
Evaporator Coil		Straight/Clean
Blower Wheel Bearings		Good
Blower Motor Bearings		Good
CDFM 1 Bearings		Good
CDFM 2 Bearings		Good
CDFM 3 Bearings		Good
CDFM 4 Bearings		Good
CDFM 5 Bearings		Good
CDFM 6 Bearings		Good
CDFM 1 Contactor		Good	2 pole
CDFM 2 Contactor		Good	2 pole
CDFM 3 Contactor		Good	2 pole
CDFM 4 Contactor		Good	2 pole
CDFM 5 Contactor		Good	2 pole
CDFM 6 Contactor		Good	2 pole
Blower Contactor		Good	3 pole
All Compressor Contactors		Good	3 pole
Heat Exchanger		Good
Belt		2-B47	Good

Notes:
(4) 16x20x2, (4) 20x20x2 Filters/Dirty

 System was fully functional as of 2/23/2012 with no signs of problems at the time of the inspection. Uncertain of problem that kept the system from operating on previous inspections. Problem was apparently fixed by other contractor.

Additional Work Recommended
System #	Recommended Work	Cost
1	None
2	Replace Air Filters	$40.55
	Replace Blower Contactor	$161.94
	Replace A56 Belt	$62.95
	Replace Heat Exchanger	$6,064.00
	***Alternate / Replace Unit***		$12,804.00
		$6,329.44	Subtotal #2
3	Replace Air Filters	$40.55
4	Replace Air Filters	$40.55
	Repair Drain Line	$126.30
		$166.85	Subtotal #4
5	Replace Air Filters	$40.55
	Replace Fan Blade	$237.82
	Replace Ignition Module	$623.20
		$901.57	Subtotal #5
6	Replace Air Filters	$40.55
7	Replace Air Filters	$40.55
	Replace Contactor	$180.08
	Replace Contactor	$180.08
	Replace Contactor	$180.08
		$580.79	Subtotal #7
8	Replace Air Filters	$40.55
9	Replace Air Filters	$40.55
10	None
11	Replace Outdoor Unit 3Ton/3phase	$4,905.65
12	Replace Air Filters	$64.59